STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE
                            ARTICLES OF INCORPORATION

                                       OF

                         POLICY MANAGEMENT SYSTEMS, INC.
                         -------------------------------

              Name Changed To Policy Management Systems Corporation
                                     8/28/81

                               (File This Form in
                              Duplicate Originals)
                          (Sect. 33-7-30 of 1976 Code)

                            (INSTRUCTIONS ON PAGE 4)



      For  Use  By                                     This Space  For Use  By
The  Secretary  of  State                              The Secretary  of State

File No.  D44681                                       /s/  John  T.  Campbell
         --------------                                -----------------------
Fee Paid   $45 ($13)                                    Secretary  of  State
         --------------
R.N.       5382
         --------------
Date:      7/18/80                                     Filed  July  18,  1980
         --------------


1.   The name of the proposed corporation is POLICY MANAGEMENT SYSTEMS, INC.
                                             -------------------------------

2. The initial registered office of the corporation is 1501 Lady Street located in the city of Columbia county of Richland and the State of South Carolina and the name of its initial registered agent at such address is J. Smith Harrison.

3.   The period of duration of the corporation shall be perpetual.

4.   The corporation is authorized to issue shares of stock as follows:

     Authorized  No.
     Class  of  Shares     of  Each  Share       Par  Value
     -----------------     ---------------     ------------
         Common                 1,000              $10.00
     -----------------     ---------------     ------------
     -----------------     ---------------     ------------
     -----------------     ---------------     ------------
     -----------------     ---------------     ------------
     -----------------     ---------------     ------------

     If shares are divided into two or more classes or if any class of shares is divided into series within a class, the relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows:

     No  exceptions

5. Total authorized capital stock 1,000 shares at $10.00 par value. Please see instructions on Page 4.

6. It is represented that the corporation will not begin business until there has been paid into the corporation the minimum consideration for the issue of shares, which is $1,000.00 of which at least $500.00 is in cash.

7. The number of directors constituting the initial board of directors of the corporation is One (1) and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

       J.  Smith  Harrison     1501  Lady  Street,  Columbia,  S.C.  29201
     ---------------------     -------------------------------------------
       (Name)                   (Address)


     ---------------------     -------------------------------------------
       (Name)                   (Address)


     ---------------------     -------------------------------------------
       (Name)                   (Address)


     ---------------------     -------------------------------------------
       (Name)                   (Address)

8. The general nature of the business for which the corporation is organized is (it is not necessary to set forth in the purposes powers enumerated in Section (33-3-10 of 1976 Code).

     The nature of the business and the objects and purposes to be transacted, promoted, or carried on by the Corporation are to engage in any lawful act or activity for which any corporation may be organized under South Carolina law; including, but not limited to the development, manufacture, licensing, distribution, service, sale, purchase, resale, and financing of computer software systems and computer hardware, including supplies, materials, parts, and equipment pertinent thereto.

9. Provisions which the incorporators elect to include in the articles of incorporation are as follows:

     A. Pre-emptive rights - No shareholder or other person shall have any pre-emptive right whatsoever.



     B. By-Laws - The initial By-Laws shall be adopted by the Board of Directors. The Board of Directors has the power to alter, amend, or repeal the By-Laws or adopt new By-Laws, subject to repeal or change by action of the shareholders.

     C. Indemnification - The Corporation shall indemnify those persons permitted to be indemnified by South Carolina Code 33-13-180 (1976), as amended, and may insure such persons to the extent permitted by such statute.

                           (CONTINUED  ON  BACK)

10.  The name and address of each incorporator is:

         Name        Street  &  Box  No.   City     County      State
         ----        -------------------   ----     ------      -----

     Seibels, Bruce  1501  Lady  Street,  Columbia, Richland,  South  Carolina
      &  Company

SEIBELS,  BRUCE  &  COMPANY

                               BY:   /s/  J.  Smith  Harrison
                               -------------------------------------------
                               (Signature  of  Incorporator)

Date:  July  18,  1980         J. Smith Harrison, Executive Vice President
                               -------------------------------------------
                               (Type  or  Print  Name)


                               BY:   /s/  Sterling  E.  Beale
                               -------------------------------------------
                               (Signature  of  Incorporator)

                               Sterling E. Beale, Senior Vice President
                               -------------------------------------------
                               (Type  or  Print  Name)


                               BY:
                               (Signature  of  Incorporator)

                               -------------------------------------------
                               (Type  or  Print  Name)

                             STATE OF SOUTH CAROLINA
                        OFFICE OF THE SECRETARY OF STATE
                                JOHN T. CAMPBELL


          INSTRUCTIONS  FOR  PREPARING  ARTICLES  OF  INCORPORATION


No.  1     NAME - must NOT be similar to an existing corporation.  The name must also contain the word CORPORATION, INCORPORATION, LIMITED or the abbreviation of one of these.

No.  2     Must  have  a  complete  street  address  (A  POST  OFFICE BOX IS NOT
           ACCEPTABLE) and it may be the address of the corporation of one of its officers.

           The agent may be an officer or employee of the corporation or it may be an attorney.

No.  3     Self  explanatory.

No.  4     CLASS  OF  SHARES  -  must  be common and may include some preferred.

           AUTHORIZED SHARES - is the number of shares which the corporation may issue.

           PAR  VALUE  -  will  be  the  value  of  each  share  to  be  sold.

No.  5     AUTHORIZED  CAPITAL - is equal to number of shares times par value as shown  by  No.  4.

No.  6     Self  explanatory.

No.  7     Name  and  complete  address  (street  or box number) for the initial board  of  directors.

           The number of directors shall consist of at least three except if shareholders are less than three - then you have one (1) director for each shareholder.

No.  8     Must briefly state the SPECIFIC purposes for which the corporation is organized.

No.  9     Usually  not  used.

No.  10    Must  have  name  and  address  (street  or  box  number)  of  EACH incorporator  (may  be  one  or  more  incorporators).

No.  10    -  PAGE  2.  Each  incorporator  must  sign.


No.  10    -  PAGE  3.  Verification  must  be  completed  and  signed  by EACH incorporator.

No.  11    Certificate  of attorney - must be signed by an attorney LICENSED to practice  in  the  STATE  OF  SOUTH  CAROLINA.

FEES  -    Authorized  capital  NOT  exceeding  $100,000,  fee  is  $45.

           Authorized capital exceeding $100,000, fee is $45 PLUS $.40 for each $1,000 exceeding $100,000. MAXIMUM FEE IS $1,005.

           When no par stock is used, a $10 par is assumed for the basis of computing the filing fee.

NOTE -- These articles are filed in duplicate and must be accompanied by the first report of corporation and check of $10, MADE PAYABLE TO THE S.C. TAX COMMISSION.

NAME AVAILABILITY SHOULD BE CLEARED IN WRITING. CLEARANCE BY TELEPHONE IS NOT RECOMMENDED AS IT IS NOT OFFICIAL.


ITEM  9  (CONTINUED)

     D. Amendment of Articles of Incorporation - Except as otherwise provided by statute or by these Articles of Incorporation, these Articles may be altered, amended or repealed at any meeting of the shareholders by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of each class of shares of the Corporation entitled to vote thereon.

STATE  OF  SOUTH  CAROLINA

COUNTY  OF  RICHLAND

     The undersigned J. Smith Harrison and Sterling E. Beale, Officers of Seibels, Bruce & Company, do hereby certify that they are the incorporators of Policy Management Systems, Inc. Corporation and are authorized to execute this verification; that each of the undersigned for himself does hereby further certify that he has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.


                                      SEIBELS,  BRUCE  &  COMPANY


                                      BY:  /s/  J.  Smith  Harrison
                                      ----------------------------------
                                           (Signature  of  Incorporator)

                                      BY:  /s/  Sterling  E.  Beale
                                      ----------------------------------
                                           (Signature  of  Incorporator)

                                      __________________________________
                                           (Signature  of  Incorporator)
                                           (Each Incorporator Must Sign)


                             CERTIFICATE OF ATTORNEY

11. I, Robert H. Uehling, an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of chapter [sic] 7 of Title 33 of the South Carolina Code of 1976, relating to the organization of corporations, and that in my opinion, the corporation is organized for a lawful purpose.


Date:  July  18,  1980                 /s/  Robert  H.  Uehling
                                       -------------------------
                                                (Signature)
                                       Robert  H.  Uehling
                                       -------------------------
                                           (Type  or  Print  Name)

                                       Address:  1501  Lady  Street
                                                 ------------------------------
                                                 Columbia, South Carolina 29201
                                                 ------------------------------

SCHEDULE  OF  FEES

(Payable at time of filing Articles of [sic] With Secretary of State)

Fee  for  filing  Articles . . . . . . . .   $
In  addition  to  the  above,  $.40
for  each  $1,000.00  of  the
aggregate  value  of  shares  which
the  Corporation  is  authorized  to
issue,  but  in  no  case  less  than
nor  more  than . . . . . . . . . . . . . .



NOTE: THIS FORM MUST BE COMPLETED IN ITS ENTIRETY BEFORE IT WILL BE ACCEPTED FOR FILING. THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS AND A CHECK IN THE AMOUNT OF $10 PAYABLE TO THE SOUTH CAROLINA TAX COMMISSION.

Please  see  instructions  on  the  reverse  side.

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE
                              ARTICLES OF AMENDMENT


                       To The Articles of Incorporation of
                         Policy Management Systems, Inc.

                          (File This Form in Duplicate)

     For  Use  By                                  This  Space  For  Use  By
The  Secretary  of  State                            Secretary  of  State

File  No.   D44681
          ---------
Fee  Paid   $61.00
          ---------
R.N.       21705
          ---------
Date:      8/28/81
          ---------


     Pursuant to Authority of Section 33-15-10 the South Carolina Code of 1976 as amended, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

 1.    The  name  of  the  Corporation  is  Policy  Management  Systems,  Inc.

 2. The Registered Office of the Corporation is 1501 Lady Street in the City of Columbia, County of Richland and the State of South Carolina and the name of the Registered Agent at such address is J. Smith Harrison.

(Complete  item  3  or  4  whichever  is  relevant)

 3.     a.    The  following  Amendment  of  the  Articles of Incorporation was adopted by the shareholders of the Corporation on August 27, 1981.

                              (Text  of  Amendment)

       See  Attachment  #1

b. At the date of adoption of the Amendment, the total number of all outstanding shares of the Corporation was ten (10). The total of such shares entitled to vote, and the vote of such shares was:

             Total  Number  of     Number  of  Shares  Voted
             Shares  Entitled
                To  Vote           For               Against
             -----------------     ---               -------

                     10             10                   0

                                   ATTACHMENT  I

Question  #3

 1.     Article 1:   The name of the Corporation is Policy Management Systems
                     Corporation.

 2.     Article 3:   The Corporation is authorized to issue shares of stock as
                     follows:

        Common  Stock      10,000,000     $.01  par  value
        Special  Stock      5,000,000     $.01  par  value


     Common Stock represents an increase in the authorized Common Stock from 1,000 shares at $10.00 par value to 10,000,000 shares at $.01 par value.

     Special Stock represents a new series of $.01 par value special stock for which the Board of Directors shall have the right to determine and fix the relative rights and preferences.


 3.     Article 5:  Total Authorized Capital Stock, 15,000,000 shares at $.01 par  value.

 4.     Article 8:  The nature of the  business  and the objects and purposes to be transacted, promoted or carried on by the Corporation shall include, but not be limited to the development, manufacture, licensing, distribution, service, sale, purchase, resale and financing of Computer Software Systems including education pertaining to such Systems, and Computer Hardware, including supplies, materials, parts and equipment thereto; and furthermore to engage in any lawful act or activity for which any corporation may be organized under South Carolina law.

 5.     Article  9  Article  9  of  the  original  Articles  of Incorporation
        and         including  the  Addendum  of  July  18, 1980, attached to
        Addendum:   the  original  Articles  of Incorporation is repealed and
                    the new Addendum, dated August 28, 1981 and attached hereto as Schedule 1 and incorporated herein by reference, is approved as an integral part of this Amendment.



Question  #5

     Ten (10) shares of the previously authorized stock had been issued by the Corporation. These shares shall be automatically converted into 5,800,000 shares of $.01 par value Common Stock of the Corporation for the ten (10) shares of $10.00 par value stock outstanding. All certificates of the $10.00 par value Common Stock of the Corporation shall be called for cancellation.


Question  #6

     Stated  capital  is  changed  from  $10,000  to  $100,000.

                                   SCHEDULE I

                                    ADDENDUM


a.     Pre-emptive  Rights.  No  shareholder  or  other  person  shall  have any
       -------------------
pre-emptive  right  whatsoever.

b.     By-Laws.  The  initial By-Laws shall be adopted by the board of directors
       -------
at the organizational meeting of the corporation. The board of directors has the power to alter, amend, or repeal the By-Laws or adopt new By-Laws by the affirmative vote of 2/3 of the directors then in office. The shareholders shall also have the power to alter, amend, or repeal the By-Laws or adopt new By-Laws by the affirmative vote of the holders of sixty-six and two-thirds percent of each class of shares entitled to vote thereon.

c.     Indemnification;  Insurance.  The  corporation  shall  indemnify  those
       ---------------   ---------
persons  permitted  to be indemnified by S.C. Code 33-13-180 (1976), as amended,
                                         ---------
and  may  insure  such  persons  to  the  extent  permitted  by  such  statute.

d.     Number  Classification and Election of Directors.  The board of directors
       ------------------------------------------------
shall be limited to a maximum of sixteen directors, with the precise number thereof to be fixed as the board shall from time to time resolve. The members of the board of directors need not be shareholders nor need they be residents of any particular state. Subject to the provisions of S.C. Code 33-13-50 (a), the
                                                     ---------
directors shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, each consisting of an approximately equal number of directors, and each director of the corporation shall hold office until his successor shall be elected and shall qualify.

e.     Retirement  of  Directors.  Any member of the board of directors who
       -------------------------
shall attain his seventieth birthday during his term shall retire from the board on the last day of his term and shall be deemed to retire from the board on such day. No person shall be elected to serve upon the board of directors who has attained the age of seventy years.

f.     Removal  of  Directors.
       ----------------------

     (A) Directors may be removed without cause by the affirmative vote of the holders of a majority of the shares entitled to vote at an election of directors, such vote being taken at a meeting of the shareholders called for that purpose at which the holders of eighty (80%) percent of the shares entitled to vote are present in person or represented by proxy. No amendment, alteration, change or repeal of this subparagraph
          (A) of Article f. may be effected unless it is first approved by the affirmative vote of holders of not less than eighty (80%) percent of each class of shares of the company entitled to vote thereon.

     (B) Directors may be removed for cause by (1) the affirmative vote of the holders of a majority of the shares entitled to vote at an election of directors, such vote being taken at a meeting of the shareholders called for that purpose at which a quorum as provided in Article h. is present, or (2) the affirmative vote of the majority of the members of the board of directors at a specially called meeting which shall consider ony [sic] removal and replacement of such director. "Cause" shall be defined under the terms of Section 33-13-70 (f) of the South
                                                                           -----
          Carolina Code of Laws of 1976, as amended.
          ------------------------------

     (C) The removal of directors as provided in subsections (A) and (B) (1) immediately above shall in every case be subject to the following provision: No director who has been elected by cumulative voting may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which he is a part.

g.     Amendment by Shareholders.  Except as otherwise provided by statute or by
       -------------------------
these Articles of Incorporation, these Articles may be altered, amended or repealed at any meeting of the shareholders by the affirmative vote of the holders of sixty-six and two-thirds percent of each class of shares of the company entitled to vote thereon.

h.     Quorum.  The  holders  of a majority of the shares issued and outstanding
       ------
and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at meetings of the shareholders for the transaction of business except as otherwise provided by statute, by these Articles of Incorporation or by the By-Laws. If a quorum is not present or represented at a meeting of the shareholders, the shareholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At an adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

i.     Majority  Vote;  Withdrawal  of  Quorum.  When  a  quorum is present at a
       ---------------------------------------
meeting, the vote of the holders of a majority of the shares having voting power, present in person or represented by proxy, shall decide any question brought before the meeting, unless the question is one on which, by express provision of the statutes, these Articles of Incorporation, or the By-Laws, a higher vote is required in which case the express provision shall govern. The shareholders present at a duly constituted meeting may continue to transact business until adjournment, despite the withdrawal of enough shareholders to leave less than a quorum.

j.     Method  of  Voting.  Each  outstanding  share  of  common  stock shall be
       ------------------
entitled to one vote in each matter submitted to a vote at a meeting of shareholders. Each outstanding share of other classes of stock, if any, shall have such voting rights as may be prescribed by the board of directors.



k.     Business  Combinations.
       ----------------------

     (A) For purposes of this Article k only, the following terms shall have the following meanings unless the context otherwise requires:

          (1) "Company" shall mean Policy Management Systems Corporation, South Carolina corporation.

          (2) "equity security" means any stock or similar security; or any security convertible, with or without consideration, into such a security, or carrying any warrant to subscribe to or purchase such a security; or any such warrant or right.

          (3) "group" means and includes persons, firms and corporations acting in concert, whether or not as a formal group.

          (4) "substantially all of the assets" means assets representing at least thirty percent (30%) of the fair market value of the net assets or at least twenty-five percent (25%) of the fair market value of the gross assets held by the person, firm or corporation immediately prior to the proposed sale, lease or exchange.

     (B) If any person, firm or corporation (hereinafter referred to in this Article k as the "Corporation") or any person, firm or corporation controlling the Corporation, controlled by the Corporation or under common control with the Corporation, or any group of which the Corporation or any of the foregoing persons, firms or corporations are members, or any other group controlling the Corporation, controlled by the Corporation, or under common control with the Corporation, owns of record, or owns beneficially, directly or indirectly, more than ten percent (10%) of any class of equity security of the Company, then any merger or consolidation of the Company with the Corporation, or any sale, lease or exchange of substantially all of the assets of the Company or the Corporation to the other (any such merger, consolidation, sale, lease or exchange being hereinafter referred to in this Article k as a "business combination") may not be effected unless a meeting of the shareholders of the Company is held to act thereon and the proposed business combination is approved by the affirmative vote of holders of not less than eighty percent (80%) of each class of equity security of the Company entitled to vote thereon.

     (C) For the purpose of this Article k, any corporation, person or entity will be deemed to be the beneficial owner of any equity security of the Company:

          (1)  which it owns directly, whether or not of record, or


          (2) which it has the right to acquire pursuant to any agreement or arrangement or understanding or upon exercising of conversion rights, exchange rights, warrants or options or otherwise, or

          (3) which are beneficially owned, directly or indirectly (including shares deemed to be owned through application of clause (2) above), by any 'affiliate' or 'associate' as those terms as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on July 1, 1978, or

          (4) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (2) above) by any other corporation, person or entity with which it or any of its 'affiliates' or 'associates' has any agreement or arrangement or understanding for the purpose of acquiring, holding, voting or disposing of equity security of the Company.

          For purposes only of determining whether a corporation, person or other entity owns beneficially, directly or indirectly, 10% or more of the outstanding equity securities of the Company, the outstanding equity securities of the Company will be deemed to include any equity securities that may be issuable pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, exchange rights, warrants, options or otherwise which are deemed to be beneficially owned by such corporation, person or other entity pursuant to the foregoing provisions of this Paragraph (C).

     (D) No amendment, alteration, change or repeal of any provision of this Article k may be effected unless first approved by the affirmative vote of holders of not less than eighty percent (80%) of each class of equity security of the Company entitled to vote thereon.

     (E) Anything herein to the contrary notwithstanding, the provisions of Paragraphs (B) and (D) of this Article k requiring an eighty percent (80%) shareholder vote shall not apply in the event at a meeting duly called and held three-fourths (3/4) of all of the members of the Board of Directors shall have voted in favor of the proposed business combination or proposed amendment, alteration, change or repeal of this Article k, and in such event, the requisite shareholder approval, if any, shall be as otherwise provided in these Articles, the by-laws of the Company or by applicable law.

                                                            August  27,  1981

                         ACTION OF THE SOLE SHAREHOLDER
                       OF POLICY MANAGEMENT SYSTEMS, INC.
                       TAKEN BY UNANIMOUS WRITTEN CONSENT
                            IN  LIEU  OF  A  MEETING


The undersigned, being the sole shareholders of Policy Management Systems, Inc., does hereby consent to the adoption of, and does adopt, the following resolutions, which action shall have the same force and effect as if taken by unanimous affirmative vote at a special meeting of the Shareholders of the Corporation duly called and held, and direct that this written consent of such action be filed with the minutes of the proceedings of the Shareholders of the Corporation.

        RESOLVED, that the Articles of Amendment attached to the minutes of this meeting are hereby approved by the unanimous vote of the Shareholders of the Corporation, and the President and Secretary of the Corporation are hereby authorized to execute and file said Articles of Amendment.

        RESOLVED, that the amended and restated By-Laws of the Corporation attached to the minutes of this meeting are hereby approved and adopted by the unanimous vote of the Shareholders of the Corporation.

        RESOLVED, that Sterling E. Beale is hereby declared elected as a director of the Corporation for a term of office running until the next annual meeting of the Shareholders of the Corporation, and until his successor has been elected or appointed and has qualified, or until his earlier resignation, removal from office, or death, to serve as Director pursuant to the By-Laws.


WITNESS the consent of the Sole Shareholders of the Corporation, this 28th day of August, 1981.

                                        SEIBELS,  BRUCE  &  COMPANY

                                        BY:  /s/  Roy  L.  Faulks
                                             ------------------------
                                             Roy  L.  Faulks,
                                             Executive Vice President



ATTEST:  /s/  J.  Smith  Harrison
         ------------------------
         Secretary

     c. At the date of adoption of the Amendment, the number of outstanding shares of each class entitled to vote as a class on the Amendment, and the vote of such shares, was: (if inapplicable, insert "none")


                    Number  of  Shares     Number of    Shares Voted
          Class     Entitled  to  Vote        For       Against
          -----     ------------------        ---       -------

     NONE


 4.  a.   Prior  to the  organizational  meeting  the  Corporation  and with the consent of the subscribers, the following Amendment was adopted by the Incorporator(s) on ______________.

                              (Text  of  Amendment)

          Not  Applicable

     b.   The number of withdrawals of subscribers,  if such be the case is N/A.
          -----

     c.   The  number of  Incorporators  are N/A and the  number  voting for the
                                            -----
          Amendment was _____ and the number voting against the Amendment was_____.

 5. The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation or issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "no change")

        See  Attachment  #1

 6. The manner in which the Amendment effects a change in the amount of stated capital, and amount of stated capital, expressed in dollars, as changed by the Amendment, is as follows: (if not applicable, insert "no change")

        See  Attachment  #1

Date:  August  28,  1981                             Policy  Management  Systems
                                                     Corporation
                                                     (Name  of  Corporation)
/s/  G.  Larry  Wilson
------------------------
G.  Larry  Wilson,  President

/s/  Robert  L.  Gresham
------------------------
Robert  L.  Gresham,  Secretary


Note:  Any  person  signing  this
       form,  shall  either  opposite          ____________________________
       or  beneath  his  signature,
       clearly  and  legibly  state  his
       name  and  the  capacity  in  which     ____________________________
       he  signs.  Must  be  signed  in
       accordance  with  Section  (1.4)
       Act  of  1962  (12-11.4).               ____________________________
       Supplement  Code  1962.

STATE  OF  South  Carolina  )
                            )  ss:
COUNTY  OF  Richland        )

          The undersigned G. Larry Wilson and Robert L. Gresham do hereby certify that they are the duly elected and acting President and Secretary respectively, of Policy Man. Sys. Corp. and are authorized to execute this document; that each of the undersigned for himself does hereby further certify that he signed and was so authorized, has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

Dated  at  Columbia,  SC,  this  28th  day  of  August,  1981

 /s/  G.  Larry  Wilson
-------------------------
G.  Larry  Wilson

 /s/  Robert  L.  Gresham
-------------------------
Robert  L.  Gresham

       SCHEDULE  OF  FEES

(Payable at time of filing application with Secretary of State)

   Filing  Fee    $  5.00
   Taxes            40.00
                   ------
   Total  Fee     $ 45.00

Note:  If  The  Amendment  effects  an
       increase  in  capital  stock,  in
       lieu  of  the  above,  the  filing
       fees  will  be  as  follows:

Fee  for  filing  application . . . . . . .  $    5.00
In  addition  to  the  above.  $.40  for
each  $1,000.00  of  the  total  increase
in  the  aggregate  value  of  authorized
shares,  but  in  no  case  less  than           40.00
nor  more  than                               1,000.00


     D44681                 /s/  John  T.  Campbell
                            -----------------------
     $45                    Secretary  of  State
     8213
     12/07/82               Filed:  Dec.  7,  1982

STATE  OF  SOUTH  CAROLINA   )
                             )          STATEMENT  OF  REDEMPTION  OF  SHARES
COUNTY  OF  RICHLAND         )



Pursuant to Authority of Section 33-9-200 of the South Carolina Code of 1976 as amended, the following Statement of Redemption of Shares is filed on behalf of POLICY MANAGEMENT SYSTEMS CORPORATION by G. Larry Wilson, President and Robert
L.  Gresham,  Secretary:

1. The name of the Corporation is POLICY MANAGEMENT SYSTEMS CORPORATION and its principal place of business is 1321 Lady Street (Post Office Box Ten), Columbia, South Carolina 29201.

2. The corporation has redeemed four hundred thousand (400,000) shares of common stock.

3. The aggregate number of inssued [sic] shares in the corporation is seven million five hundred thousand (7,500,000) shares of common stock.

4. The amount of stated capital of the corporation after giving effect to such redemption is seventy-five thousand and 00/00 ($75,000.00) dollars.

5. The redeemed shares have been restored to the status of authorized but unissued shares.



December  6,  1982                               POLICY  MANAGEMENT  SYSTEMS
                                                 CORPORATION

                                                 /s/  G.  Larry  Wilson
                                                 -----------------------------
                                                 G.  Larry  Wilson,  President


                                                 /s/  Robert  L.  Gresham
                                                 -----------------------------
                                                 Robert  L. Gresham, Secretary

STATE  OF  SOUTH  CAROLINA   )
                             )
COUNTY  OF  RICHLAND         )

     The undersigned G. Larry Wilson and Robert L. Gresham do hereby certify that they are the duly elected and acting President and Secretary, respectively, of Policy Management Systems Corporation and are authorized to execute this document; that each of the undersigned for himself does hereby further certify the [sic] that he signed and was so authorized, has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

     Dated  at  Columbia,  South  Carolina,  this  6th  day  of  December, 1982.


December  6,  1982

                                       /s/  G.  Larry Wilson
                                       -----------------------
                                       G. Larry Wilson, President


                                       /s/  Robert  L.  Gresham
                                       -------------------------
                                       Robert L. Gresham, Secretary

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE
                              ARTICLES OF AMENDMENT

                       To The Articles of Incorporation of
                      Policy Management Systems Corporation
                      -------------------------------------

                        (File  This  Form  in  Duplicate)


             For  Use  By                       This  Space  For  Use  By
      The  Secretary  of  State                 The  Secretary  of  State

      File  No.   D44681                        /s/  John  T.  Campbell
                --------                        ------------------------
      Fee  Paid   $97.00                        Secretary  of  State
                --------
      R.N.         20648
                --------
      Date:      9-20-83                         Filed:  Sep.  20,  1983
               ---------


     Pursuant to Authority of Section 33-15-10 the South Carolina Code of 1976 as amended, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:


1.   The name of the Corporation is Policy Management Systems Corporation.

2. The Registered Office of the Corporation is 1501 Lady Street in the City of Columbia, County of Richland and the State of South Carolina and the name of the Registered Agent at such address is J. Smith Harrison.

(Complete  item  3  of  4  whichever  is  relevant)

3.   a.   The following  Amendment of the Articles of Incorporation  was adopted by the shareholders of the Corporation on September 14, 1983

                                (Text  of  Amendment)

     Article 3: The period of duration of the corporation shall be perpetual.

     Article 4: The  Corporation  is  authorized  to issue  shares  of stock as follows:

                                      Authorized  No.      Par
                Class  of  Shares     of  each  class     Value
                -----------------     ---------------     -----

                 Common  Stock          33,000,000          $.01
                Special  Stock           5,000,000          $.01


     Article 5: Total  authorized  capital stock  38,000,000  shares at $.01 par value.


     b. At the date of adoption of the Amendment, the total number of all outstanding shares of the Corporation was 8,102,300. The total of such shares entitled to vote, and the vote of such shares was:


          Total  Number  of  Shares     Number  of  Shares  Voted
              Entitled  to  Vote             For       Against
          -------------------------     ----------  -------------

                8,102,300                5,819,437     2,713


     c. At the date of adoption of the Amendment, the number of outstanding shares of each class entitled to vote as a class on the Amendment, and the vote of such shares, was: (if inapplicable, insert "none")

                    Number  of  Shares         Number of Shares Voted
          Class     Entitled  to  Vote         For            Against
          -----     ------------------         -------------  -------

          Common Stock     8,102,300            5,819,437      2,713



 4.  a.   Prior to the organizational meeting [sic] the Corporation and with the consent of the subscribers, the following Amendment was adopted by the Incorporator(s) on __________________

                              (Text  of  Amendment)

           Not  applicable


     b.   The  number  of  withdrawals  of  subscribers,  if such be the case is
          ___________

     c. The number of Incorporators are _______ and the number voting for the Amendment was _______ and the number voting against the Amendment was
          _______

5. The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation or issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "no change")

     No  Change


6. The manner in which the Amendment effects a change in the amount of stated capital, and amount of stated capital, expressed in dollars, as changed by the Amendment, is as follows: (if not applicable, insert "no change")

         Stated  capital  is  changed  from  $100,000.00  to  $330,000.00.


Date:  September  14,  1983     Policy  Management  Systems  Corporation
                                ----------------------------------------
                                (Name  of  Corporation)

                                /s/  G.  Larry  Wilson
                                -----------------------
                                G.  Larry  Wilson,  President

                                /s/  Robert  L.  Gresham
                                -------------------------
                                Robert  L.  Gresham,
                                Sr.  Vice  President  &  Secretary

Note:  Any  person  signing  this
       form,  shall  either          ____________________________________
       opposite  or  beneath  his                  (Name  and  Title)
       signature,  clearly  and
       legibly  state  his  name
       and  the  capacity  in        ____________________________________
       which  he  signs.  Must                     (Name  and  Title)
       be  signed  in  accordance
       with  Section  33-1-40  of    ____________________________________
       the  1976  Code,  as  amended.              (Name  and  Title)

STATE  OF  South  Carolina     )
                               )   ss:
COUNTY  OF  Richland           )

     The undersigned G. Larry Wilson and Robert L. Gresham do hereby certify that they are the duly elected and acting President and Secretary respectively, of Policy Management Systems Corporation and are authorized to execute this document; that each of the undersigned for himself does hereby further certify that he signed and was so authorized, has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.


Dated  at  Columbia,  S.C.  this  14th  day  of  September,  1983.

                                          /s/  G.  Larry  Wilson
                                          -----------------------
                                               G.  Larry  Wilson

                                          /s/  Robert  L.  Gresham
                                         -------------------------
                                               Robert  L.  Gresham



                        SCHEDULE  OF  FEES

            (Payable  at  time  of  filing  application
              with  Secretary  of  State)

                   Filing  Fee    $  5.00
                   Taxes            40.00
                                   ------
                   Total  Fee     $ 45.00

       Note:  If  The  Amendment  effects  an
              increase  in  capital  stock,  in
              lieu  of  the  above,  the  filing
              fees  will  be  as  follows:

              Fee  for  filing  application  . . . . . . . . . $    5.00
              In  addition  to  the  above,  $.40  for
              each  $1,000.00  of  the  total  increase
              in  the  aggregate  value  of  authorized
              shares,  but  in  no  case  less  than               40.00
              nor  more  than                                   1,000.00

                  JOINT PLAN OF MERGER AND AGREEMENT OF MERGER

                                     BETWEEN

                      POLICY MANAGEMENT SYSTEMS CORPORATION

                                       AND

                                MUTUAL DATA, INC.

                                      WITH

         POLICY MANAGEMENT SYSTEMS CORPORATION AS SURVIVING CORPORATION
         --------------------------------------------------------------


      D44681                       /s/  John  T.  Campbell
                                   -----------------------
      $45.00                       Secretary  of  State
      R.N.  1496
      7/11/84                      Filed:  July  10,  1984



     WHEREAS, POLICY MANAGEMENT SYSTEMS CORPORATION (hereinafter "PMSC") is a South Carolina corporation with its principle place of business in Columbia, South Carolina; and

     WHEREAS, the authorized capital stock of PMSC consists of (1) 33,000,000 shares of Common Stock of the par value of $.005 each of which 16,216,000 shares are issued and outstanding; 174,000 additional shares are reserved for the grant and exercise of options, and 16,610,000 shares are authorized, but unissued and
(2) 5,000,000 shares of Special Stock of a par value of $.01 each, all of which is [sic] authorized, but unissued; and

     WHEREAS, MUTUAL DATA, INC. (hereinafter "MDI") is a Massachusetts corporation having its principal place of business in Boston, Massachusetts; and

     WHEREAS, the authorized capital stock of MDI consists of 20,000 shares of common stock with no par value of which shares 12,948 are outstanding and are all owned legally and beneficially by PMSC, 552 shares are held in the treasury, and 6,500 shares are authorized, but unissued.

     WHEREAS, the Boards of Directors of PMSC and MDI, respectively, deem it desirable and in the best interests of the corporations and their shareholders that the properties, businesses, assets and liabilities of both corporations be combined into one (1) surviving corporation which shall be PMSC;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth for the purpose of prescribing the terms and conditions of such merger in accordance with the applicable laws of the State of South Carolina and the Commonwealth of Massachusetts, the parties hereto covenant and agree as follows:

1. MERGER. At the close of business on July 16, 1984 at which time all of the following events shall have happened, viz., ----

     (a) This Agreement shall have been adopted and approved by the Board of Directors of PMSC in accordance with the requirements of Section 33-17-50 of the South Carolina Business Corporation Act, as amended, and that fact shall have been certified by the Secretary of PMSC under its corporate seal; and

     (b) This Agreement shall have been adopted and approved by the Sole Shareholder and Board of Directors of MDI in accordance with the laws of the Commonwealth of Massachusetts, and that fact shall have been certified by the Clerk of MDI under its corporate seal; and

     (c) The Articles of Merger, executed and verified shall be filed, in accordance with the requirements of Section 33-1-60 of the South Carolina Business Corporation Act, as amended; thereupon, MDI shall be deemed to have merged with and into PMSC which shall survive the merger. Such date shall be herein referred to as the "effective date of merger."

2. TERMS AND CONDITIONS: the terms and conditions of the merger and the mode of carrying it into effect are as follows:

     (a) The corporate identity, existence, purposes, powers, franchises, rights and immunities of PMSC (the "Surviving Corporation") shall continue unaffected and unimpaired by the merger, and the corporate identify, existence, purposes, powers, franchises, rights and immunities of MDI as provided in Section 33-17-60 of the South Carolina Business Corporation Act, as amended, shall be merged into PMSC and PMSC shall be fully vested therewith. The separate corporate existence of MDI, except insofar as the same may be continued by statute, shall cease upon the effective date of the merger whereupon PMSC and MDI shall become a single corporation.

     (b) The Articles of Incorporation and the Bylaws, each as heretofore amended, of PMSC shall remain in effect unaltered as the Articles of Incorporation of the Surviving Corporation. Such Articles of Incorporation, as amended, separate and apart from this Joint Plan of Merger and Agreement of Merger, shall be, and may be separately certified as the Articles of Incorporation of PMSC after the effective date of Merger.



     (c)  The  duly  qualified  and  acting   directors  and  officers  of  PMSC
          immediately prior to the effective date of merger, as provided herein, shall be the directors and officers of the Surviving Corporation.

     (d) The manner and basis of converting the shares of each of the constituent corporations, and the manner and basis of making distribution to shareholders of the constituent corporations in extinguishment of or in substitution of their shares shall be as follows:

          (i) The merger shall effect no change in any of the shares of PMSC stock and none of its shares shall be converted as a result of the merger.

          (ii) Each share of MDI stock issued and outstanding as of hte [sic] effective date of merger shall, by virtue of the merger, be canceled, and be of no further force and effect.

     (e) MDI will use its best efforts to procure from the respective lessors in all leases in which MDI is the Lessee, and the other party or parties to all contracts or rights to which MDI is a party, such appropriate consents in writing to the succession of PMSC to the interests of MDI in such leases, contracts and rights as PMSC shall have requested.

     (f) Upon the effective date of the merger, all rights, privileges, powers, franchises, and interests of MDI, both of a public and private nature, all of its property, real, personal, and mixed, all debts due on whatever account, and every other interest of MDI shall be deemed transferred to and shall vest in PMSC without further act or deed as effectually as they were theretofore vested in MDI, and all claims, demands, property, and every other interest shall be as effectively the property of PMSC as they were of MDI. All rights of creditors and liens upon the property of MDI shall be preserved unimpaired, and all debts, liabilities, restrictions and duties of MDI shall attach to PMSC and may be enforced against it to the same extent as if they had been incurred or contracted by it.

     (g) If at any time PMSC shall consider or be advised that any further deeds, assignments, or other instruments or any other things are necessary or advisable to vest, perfect, or confer, of record or otherwise, in PMSC the title to any property or rights of MDI acquired or to be acquired by reason of the merger, MDI and its officers and directors shall execute and deliver all such deeds, assignments, and other instruments and do all things necessary to vest, perfect, or confirm title to such property or rights in PMSC or otherwise to carry out the terms of this agreement, and the officers and directors of PMSC are fully authorized in the name of MDI or otherwise to take any and all such action.


     (h) PMSC consents to be sued and served with process in the Commonwealth of Massachusetts or in such other jurisdictions as may be applicable in any proceeding for the enforcement of any obligation of MDI, or any obligation hereafter incurred by PMSC, and appoints the Secretary of State of the Commonwealth of Massachusetts as its agent to accept service of process in any such proceeding in the Commonwealth of Massachusetts.

     (i) Notwithstanding any of the provisions of this Agreement, the Directors of PMSC, at any time prior to the effective date of merger herein contemplated, for any reason they may deem sufficient and proper, shall have the power and authority to abandon and refrain from making effective the contemplated merger set forth herein, in which case this Plan and Agreement shall thereby be canceled and become null and void.

     (j) No term or provision of this Joint Plan of Merger and Agreement of Merger shall be construed so as to limit, restrict of diminish or otherwise to operate in derogation of, any of the terms or provisions of the South Carolina Business Corporation Act, as amended, governing or otherwise affecting the merger of MDI into PMSC as contemplated herein.



IN WITNESS WHEREOF the parties to this Agreement have caused their respective corporate seals to be hereunto affixed and these presents to be signed by their respective Presidents, all as of this 10th day of July, 1984.

      PMSC                                               MDI

      POLICY  MANAGEMENT  SYSTEMS                        MUTUAL  DATA,  INC.
      CORPORATION

      BY:  /s/  G.  Larry  Wilson                 BY:  /s/  Rudolph  J.  Laporte
          -----------------------                     --------------------------
          (AUTHORIZED  SIGNATURE)                        (AUTHORIZED  SIGNATURE)


           G.  Larry  Wilson,  President           Rudolph J. Laporte, President


      ATTEST  as  to  PMSC:                             ATTEST  as  to  MDI:


       /s/  Robert  L.  Gresham                        /s/  Robert  L.  Gresham
      -------------------------                       -------------------------
      Robert  L.  Gresham,  Secretary                Robert  L.  Gresham,  Clerk


            [Corporate  Seal]                               [Corporate  Seal]

                              Certificate  of  G.  Larry  Wilson
                              ----------------------------------


The  undersigned,  G.  Larry  Wilson,  hereby  certifies  that:

(1) He has read and understands the meaning and purport of the statements contained in the foregoing document;

(2)  Such statements are true; and

(3) He signed the document in the capacity indicated and is authorized so to sign; and

(4) The foregoing document has duly adopted by the Board of Directors of Policy Management Systems Corporation and upon the date of such adoption Policy Management Systems Corporation owned 100% percent of the outstanding shares of stock of Mutual Data, Inc.


                                    /s/  G.  Larry  Wilson
                                    -----------------------------------
                                         G.  Larry  Wilson
                                         President of Policy Management
                                         Systems Corporation

                    Certificate  of  Rudolph  J.  Laporte
                    -------------------------------------

The  undersigned,  Rudolph  J.  Laporte,  hereby  certifies  that:

(1) He has read and understands the meaning and purport of the statements contained in the foregoing document;

(2)  Such statements are true; and

(3) He signed the document in the capacity indicated and is authorized so to sign.


                                        /s/  Rudolph  J.  Laporte
                                        --------------------------
                                             Rudolph  J.  Laporte
                                             President  of  Mutual  Data,  Inc.

                        Certificate of Robert L. Gresham
                      ------------------------------------

The  undersigned,  Robert  L.  Gresham,  hereby  certifies  that:

(1) He has read and understands the meaning and purport of the statements contained in the foregoing document;

(2)  Such statements are true; and

(3) He signed the document in the capacity indicated and is authorized so to sign; and

(4) The foregoing document has been duly adopted by the Board of Directors of Policy Management Systems Corporation and upon the date of such adoption Policy Management Systems Corporation owned 100% percent of the outstanding shares of stock of Mutual Data, Inc.


                                          /s/  Robert  L.  Gresham
                                          -------------------------
                                          Robert  L.  Gresham
                                          Secretary  of  Policy  Management
                                            Systems  Corporation
                                            Clerk  of  Mutual  Data,  Inc.

               NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED
                                  AGENT OR BOTH


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                          (File This Form in Duplicate)
                                Filing Fee $5.00

            For  Use  By                     This  Space  For  Use  By
      The  Secretary  of  State              The  Secretary  of  State

      File  No.   D44681                     /s/
                  ------                     -------------------------
      Fee  Paid   ------                     Secretary  of  State
      C.B.        ------
      Date:       ------                     Filed   Sep.  18,  1986


                                                               CHS  01/02  4973
                                             86-013884/86-013884  16.50:20  012
                                                          09-18-86  AMT:  $5.00
                                           SECT  OF  STATE  OF  SOUTH  CAROLINA


Pursuant to Section 33-5-10 of the 1976 Code, the undersigned Corporation which is.

(A)  A domestic corporation incorporated in South Carolina on July 18, 1980; or

(B) A foreign corporation incorporated in _____________________ on ______________, and authorized to do business in South Carolina on
     ______________ whose registered or principal office in the jurisdiction of its incorporation is ______________ in the City of __________________ and the State of _____________________.

now gives notice of the change of its registered office or its registered agent or both, and submits the following statement:

(1)  The name of the Corporation is Policy Management Systems Corporation.

(2) The address of the present registered office is 1501 Lady Street, Columbia, S.C.

(3) The address to which its registered office is to be changed is One PMS Center, Blythewood, South Carolina 29016.

(4)  The name of the present registered agent is J. Smith Harrison.

(5)  The name of the successor registered agent is Robert L. Gresham.

(6) The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

(7)  State  whether  such  change  was  authorized  by  action  of the  Board of
     Directors:

           Yes



                                        Policy  Management  Systems  Corporation
                                        ----------------------------------------
                                            (Name  of  Corporation)

                                        BY:  /s/  G.  Larry  Wilson
                                            ------------------------------------
                                                  G.  Larry  Wilson

                                              President
                                            ------------------------------------
                                               (Title)


                                         BY:  /s/  Van  E.  Edwards,  III
                                             -----------------------------------
                                                   Van  E.  Edwards,  III


 September  15,  1986                        Assistant  Secretary
----------------------                       -----------------------------------
 (Date)                                      (Title)

                               ARTICLES OF MERGER
                                     MERGING
                  UNDERWRITING SERVICES OF AMERICA CORPORATION
                                       AND
                       GENERAL INFORMATION SERVICES, INC.
                                  WITH AND INTO
                      POLICY MANAGEMENT SYSTEMS CORPORATION



            D44681                       /s/  John  T.  Campbell
                                        ------------------------
                                        Secretary  of  State

                                        Filed:  Dec.  30,  1986

                                                            JUL  01/02  4973
                                          86-019398/86-019406  09:00:20  004
                                                      12-30-86  AMT:  $45.00
                                        SECT  OF  STATE  OF  SOUTH  CAROLINA


     Pursuant to Section 33-17-50 of the South Carolina Business Corporation Act, Policy Management Systems Corporation, a South Carolina corporation (sometimes hereinafter the "Parent" or the "Surviving Corporation") which owns one-hundred percent (100%) of the outstanding shares of each class of Underwriting Services of America Corporation, a South Carolina corporation, and one-hundred percent (100%) of the outstanding shares of each class of General Information Services, Inc., a South Carolina corporation, (sometimes hereinafter collectively the "Subsidiaries") adopts the following Articles of Merger:

     FIRST: the name of the undersigned corporation into which the merger is effected is Policy Management Systems Corporation.

     SECOND:  the  effective  date  of  the  merger  is  December  31,  1986.

     THIRD: the Plan of Merger attached hereto (the "Plan") and incorporated herein by this reference was duly adopted by the board of directors of Policy Management Systems Corporation as of October 14, 1986, and Policy Management
Systems Corporation, as owner of all the issued shares of the Subsidiaries, thereafter waived the mailing of a copy of the Plan.

     FOURTH: as to the Subsidiaries in the merger, the number of shares outstanding, the designation and number of outstanding shares of each owned by the Parent are as follows:

                                                             Number of Shares
                        Number of                            Owned by Policy
  Name of               Shares                               Management Systems
Corporation             Outstanding      Designation         Corporation
----------------------  ---------------  ------------------  ------------------
Underwriting Services
of America Corporation            1,000  common                    1,000

General Information
Services, Inc.                    1,000  common                    1,000


     FIFTH: under the terms of the South Carolina Business Corporation Act, shareholder approval is not required because the Parent owns one hundred percent of the shares of the Subsidiaries before the merger.

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Merger to be executed in its name by its President and Secretary, as of the 19 day of December, 1986.


                                        POLICY  MANAGEMENT  SYSTEMS
                                        CORPORATION

                                        By:  /s/  G.  Larry  Wilson
                                             ----------------------------
                                             G. Larry Wilson, President


                                         By: /s/  Robert  L.  Gresham
                                             ----------------------------
                                             Robert  L.  Gresham, Secretary

STATE  OF  SOUTH  CAROLINA

COUNTY  OF  RICHLAND


     G. Larry Wilson, being the President, and Robert L. Gresham being the Secretary, of Policy Management Company [sic], each being duly sworn, deposes and says that he has read and understands the meaning and purport of the statements in the foregoing "Articles of Merger", that he has the authority to sign the document and that the statements therein are true and correct or that he is informed or believes that such statements are true.


                                          /s/  G.  Larry  Wilson
                                          -------------------------------
                                          G.  Larry  Wilson,  President


                                          /s/  Robert  L.  Gresham
                                          -------------------------------
                                          Robert  L.  Gresham,  Secretary



     Sworn  to  and  subscribed  before me this 19th day of December, A.D. 1986.



NOTARIAL  SEAL                             /s/  Van  E.  Edwards,  III
                                           -----------------------------
                                           Notary  Public

                                           Commission  Data:  Expires:  8/25/95

                                 PLAN OF MERGER

                                      AMONG

                      POLICY MANAGEMENT SYSTEMS CORPORATION

                                       AND

                  UNDERWRITING SERVICES OF AMERICA CORPORATION

                                       AND

                       GENERAL INFORMATION SERVICES, INC.

                                      WITH

         POLICY MANAGEMENT SYSTEMS CORPORATION AS SURVIVING CORPORATION
         --------------------------------------------------------------

     WHEREAS, POLICY MANAGEMENT SYSTEMS CORPORATION (hereinafter "PMSC") is a South Carolina corporation with its principle place of business in Blythewood, South Carolina; and

     WHEREAS, the authorized capital stock of PMSC consists of (1) 33,000,000 shares of Common Stock of the par value of $.01 each of which 16,282,087 shares are issued and outstanding; and 16,717,913 shares are authorized, but unissued and (2) 5,000,000 shares of Special Stock of a par value of $.01 each, all of which is authorized, but unissued, and

     WHEREAS, UNDERWRITING SERVICES OF AMERICA CORPORATION (hereinafter "USA") is a South Carolina corporation having its principal [sic] place of business in Blythewood, South Carolina; and

     WHEREAS, the authorized capital stock of USA consists of 1,000 shares of common stock with a par value of $1.00 of which 1,000 shares are outstanding, and are all owned legally and beneficially by PMSC; and

     WHEREAS, GENERAL INFORMATION SERVICES, INC. (hereinafter "GIS") is a South Carolina corporation having its principal [sic] place of business in Blythewood, South Carolina; and

     WHEREAS, the authorized capital stock of GIS consists of 1,000 shares of common stock with a par value of $1.00 of which shares 1,000 shares are outstanding and are all owned legally and beneficially by PMSC;

     WHEREAS, the Board of Directors of PMSC deem it desirable and in the best interests of the corporations and their shareholders that the properties, businesses, assets and liabilities of PMSC, USA and GIS corporations be combined into one (1) surviving corporation which shall be PMSC:

     WITNESSETH:

     The following constitutes the terms and conditions of the merger of USA and GIS with and into PMSC:

1.   Merger

     1.1 On the "effective date of merger" (as defined hereafter) USA and GIS shall be merged with and into PMSC, with PMSC as the surviving corporation, and the separate existence of USA and GIS shall cease. The identity, existence, purpose, rights, privileges, immunities and powers of PMSC shall continue unaffected and unimpaired by the merger, except as otherwise specifically set forth herein.

     1.2 Effective date of merger: This Plan of Merger shall become effective on 11:59 p.m. Eastern Standard Time on December 31, 1986.

2. TERMS AND CONDITIONS: The terms and conditions of the merger and the mode of carrying it into effect are as follows:

     2.1 The corporate identity, existence, purposes, powers, franchises, rights and immunities of PMSC (the "Surviving Corporation") shall continue unaffected and unimpaired by the merger, and the corporate identity, existence, purposes, powers, franchises, rights and immunities of USA and GIS shall be merged into PMSC and PMSC shall be fully vested therewith, as provided in the South Carolina Business Corporation Act, as amended. The separate corporate existence of USA and GIS, except insofar as the same may be continued by statute, shall cease upon the effective date of the merger whereupon PMSC and USA and GIS shall become a single corporation.


     2.2 The Articles of Incorporation, as heretofore amended, of PMSC shall remain in effect unaltered as the Articles of Incorporation of the Surviving Corporation. Such Articles of Incorporation, as amended, separate and apart from this Plan of Merger, shall be, and may be separately certified as the Articles of Incorporation of PMSC after the effective date of merger.

     2.3  The  duly  qualified  and  acting   directors  and  officers  of  PMSC
          immediately prior to the effective date of merger, as provided herein, shall be the directors and officers of the Surviving Corporation.

     2.4 The manner and basis of converting the shares of each of the constituent corporations, and the manner and basis of making distribution to shareholders of the constituent corporations in extinguishment of or in substitution of their shares shall be as follows:

          (i) The merger shall effect no change in any of the shares of PMSC stock and none of its shares shall be converted as a result of the merger.

          (ii) Each share of USA and GIS stock issued and outstanding as of the effective data of merger shall, by virtue of the merger, be canceled, and be of no further force and effect.

     2.5 USA and GIS will use their best efforts to procure from the respective lessors in all leases in which USA and GIS are the Lessees, and the other party or parties to all contracts or rights to which USA and GIS are parties, such appropriate consents in writing to the succession of PMSC to the interests of USA and GIS in such leases, contracts and rights as PMSC shall have requested.

     2.6 Upon the effective date of the merger, all rights, privileges, powers, franchises, and interests of USA and GIS, both of a public and private nature, all of its property, real, personal, and mixed, all debts due on whatever account, and every other interest of USA and GIS shall be deemed transferred to and shall vest in PMSC without further act or deed as effectually as they were theretofore vested in USA and GIS, and all claims, demands, property, and every other interest shall be as effectively the property of PMSC as they were of USA and GIS. All rights of creditors and liens upon the property of USA and GIS shall be preserved unimpaired, and all debts, liabilities, restrictions and duties of USA and GIS shall attach to PMSC and may be enforced against it to the same extent as if they had been incurred or contracted by it.

     2.7 If at any time PMSC shall consider or be advised that any further deeds, assignments, or other instruments or any other things are necessary or advisable to vest, perfect, or confer, of record or otherwise, in PMSC the title to any property or rights of USA and GIS acquired or to be acquired by reason of the merger, USA and GIS and their officers and directors shall execute and deliver all such deeds, assignments, and other instruments and do all things necessary to vest, perfect, or confirm title to such property or rights in PMSC or otherwise to carry out the terms of this Plan of Merger, and the officers and directors of PMSC are fully authorized in the name of USA and GIS or otherwise to take any and all such action.


     2.8 Notwithstanding any of the provisions of this Plan of Merger, the Directors of PMSC, at any time prior to the effective date of merger herein contemplated, for any reason they may deem sufficient and proper, shall have the power and authority to abandon and refrain from making effective the contemplated merger set forth herein, in which case this Plan of Merger shall thereby be canceled and become null and void.

     2.9 No term or provision of this Plan of Merger shall be construed so as to limit, restrict or diminish or otherwise to operate in derogation of any of the terms or provisions of the South Carolina Business Corporation Act, as amended, governing or otherwise affecting the merger of USA and GIS into PMSC as contemplated herein.

   D44681                          DEC  31  1986


                               ARTICLES OF MERGER
                                     MERGING
                       PMS COMPUCLAIM SYSTEMS CORPORATION
                                       AND
                      BUSINESS COMPUTER SYSTEMS CORPORATION
                                  WITH AND INTO
                      POLICY MANAGEMENT SYSTEMS CORPORATION


                                                                JUL  01/02  4973
                                              81-000077/87-000077  10:06:20  004
                                                          01-02-87  AMT:  $45.00
                                            SECT  OF  STATE  OF  SOUTH  CAROLINA

     Pursuant to Section 33-17-50 of the South Carolina Business Corporation Act, Policy Management Systems Corporation, a South Carolina corporation (sometimes hereinafter the "Parent" or the "Surviving Corporation") which owns one-hundred percent (100%) of the outstanding shares of each class of PMS Compuclaim Systems Corporation, a Texas corporation, and Business Computer Systems Corporation, a Texas corporation (sometimes hereinafter the "Subsidiaries") adopts the following Articles of Merger:

     FIRST: the name of the undersigned corporation into which the merger is effected is Policy Management Systems Corporation.

     SECOND:  the  effective  date  of  the  merger  is  December  31,  1986.

     THIRD: the Plan of Merger attached hereto (the "Plan") and incorporated herein by this reference was duly adopted by the board of directors of Policy Management Systems Corporation as of October 14, 1986, and Policy Management
Systems Corporation, as owner of all the issued shares of the Subsidiaries, thereafter waived the mailing of a copy of the Plan.

     FOURTH: as to the Subsidiaries in the merger, the number of shares outstanding, the designation and number of outstanding shares of each owned by the Parent are as follows:

                                                    Number  of  Shares
                          Number  of                Owned  by  Policy
  Name  of                  Shares                  Management Systems
Corporation              Outstanding   Designation  Corporation
-----------------------  -----------   -----------  -----------

PMS  Compuclaim
Systems  Corporation        1,000       common          1,000

Business  Computer
Systems  Corporation       11,248       common         11,248


     FIFTH: under the terms of the South Carolina Business Corporation Act, shareholder approval is not required because the Parent owns one hundred percent of the shares of each Subsidiary before the merger.

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Merger to be executed in its name by its President and Secretary, as of the 29 day of December, 1986.


                                   POLICY  MANAGEMENT  SYSTEMS
                                   CORPORATION


                                   BY:  /s/  G.  Larry  Wilson
                                        -------------------------------
                                        G.  Larry  Wilson,  President

                                   BY:  /s/  Robert  L.  Gresham
                                        -------------------------------
                                        Robert  L.  Gresham,  Secretary

STATE  OF  SOUTH  CAROLINA

COUNTY  OF  RICHLAND

     G. Larry Wilson, being the President, and Robert L. Gresham being the Secretary, of Policy Management Systems Corporation, each being duly sworn, deposes and says that he has read and understands the meaning and purport of the statements in the foregoing "Articles of Merger," that he has the authority to sign the document and that the statements therein are true and correct or that he is informed or believes that such statements are true.



                                   /s/  G.  Larry  Wilson
                                   -------------------------------
                                   G.  Larry  Wilson,  President


                                   /s/  Robert  L.  Gresham
                                   -------------------------------
                                   Robert  L.  Gresham,  Secretary



     Sworn  to  and  subscribed  before  me  this 29 day of December, A.D. 1986.


NOTARIAL  SEAL                     /s/  Van  E.  Edwards,  III
                                   -------------------------------
                                          Notary  Public

                                   Commission  Data:  8/23/95

                                 PLAN OF MERGER

                                      AMONG

                      POLICY MANAGEMENT SYSTEMS CORPORATION

                                       AND

                           PMS COMPUCLAIM CORPORATION

                                       AND

                      BUSINESS COMPUTER SYSTEMS CORPORATION

                                      WITH

         POLICY MANAGEMENT SYSTEMS CORPORATION AS SURVIVING CORPORATION
         --------------------------------------------------------------

     WHEREAS, POLICY MANAGEMENT SYSTEMS CORPORATION (hereinafter "PMSC") is a South Carolina corporation with its principle place of business in Blythewood, South Carolina; and

     WHEREAS, the authorized capital stock of PMSC consists of (1) 33,000,000 shares of Common Stock of the par value of $.01 each of which 16,282,087 shares are issued and outstanding; and 16,717,913 shares are authorized, but unissued and (2) 5,000,000 shares of Special Stock of a par value of $.01 each, all of which is authorized, but unissued; and

     WHEREAS, PMS COMPUCLAIM CORPORATION (hereinafter "COMPUCLAIM") is a Texas corporation having its principal [sic] place of business in Dallas, Texas; and

     WHEREAS, the authorized capital stock of COMPUCLAIM consists of 100,000 shares of common stock with a par value of $1.00 of which 1,000 shares are outstanding and are all owned legally and beneficially by PMSC, and 99,000 shares are authorized, but unissued; and

     WHEREAS, BUSINESS COMPUTER SYSTEMS CORPORATION (hereinafter "BCS") is a Texas corporation having its principal [sic] place of business in Dallas, Texas; and

     WHEREAS, the authorized capital stock of BCS consists of 30,000 shares of common stock with a par value of $1.00 of which shares 11,248 are outstanding and are all owned legally and beneficially by PMSC and 18,752 shares are authorized, but unissued; and

     WHEREAS, the Board of Directors of PMSC deem it desirable and in the best interests of the corporations and their shareholders that the properties, businesses, assets and liabilities of PMSC, COMPUCLAIM and BCS corporations be combined into one (1) surviving corporation which shall be PMSC;


     WITNESSETH:

     The following constitutes the terms and conditions of the merger of COMPUCLAIM and BCS with and into PMSC:

1.   Merger [sic]

     1.1 On the "effective date of merger" (as defined hereinafter) COMPUCLAIM and BCS shall be merged with and into PMSC, with PMSC as the surviving corporation, and the separate existence of COMPUCLAIM and BCS shall cease. The identity, existence, purpose, rights, privileges, immunities and powers of PMSC shall continue unaffected and unimpaired by the merger, except as otherwise specifically set forth herein.

     1.2 Effective date of merger: This Plan of Merger shall become effective on December 31, 1986 at 11:59 P.M.

2. TERMS AND CONDITIONS: The terms and conditions of the merger and the mode of carrying it into effect are as follows:

     2.1 The corporate identity, existence, purposes, powers, franchises, rights and immunities of PMSC (the "Surviving Corporation") shall continue unaffected and unimpaired by the merger, and the corporate identity, existence, purposes, powers, franchises, rights and immunities of COMPUCLAIM and BCS shall be merged into PMSC a South Carolina corporation with its principle offices at One PMS Center, Blythewood, South Carolina 29016 and PMSC shall be fully vested therewith, as provided in the South Carolina Business Corporation Act, as amended, and the Texas Business Corporation Act, as amended. The separate corporate existence of COMPUCLAIM and BCS, except insofar as the same may be continued by statute, shall cease upon the effective date of the merger whereupon PMSC and COMPUCLAIM and BCS shall become a single corporation.

     2.2 The Articles of Incorporation, as heretofore amended, of PMSC shall remain in effect unaltered as the Articles of Incorporation of the Surviving Corporation. Such Articles of Incorporation, as amended, separate and apart from this Plan of Merger, shall be, and may be separately certified as the Articles of Incorporation of PMSC after the effective date of merger.

     2.3  The  duly  qualified  and  acting   directors  and  officers  of  PMSC
          immediately prior to the effective date of merger, as provided herein, shall be the directors and officers of the Surviving Corporation.

     2.4 The manner and basis of converting the shares of each of the constituent corporations, and the manner and basis of making distribution to shareholders of the constituent corporations in extinguishment of or in substitution of their shares shall be as follows:

          (i) The merger shall effect no change in any of the shares of PMSC stock and none of its shares shall be converted as a result of the merger.

          (ii) Each share of COMPUCLAIM and BCS stock issued and outstanding as of the effective date of merger shall, by virtue of the merger, be canceled, and be of no further force and effect.

     2.5 COMPUCLAIM and BCS will use their best efforts to procure from the respective lessors in all leases in which COMPUCLAIM and BCS are the Lessees, and the other party or parties to all contracts to rights to which COMPUCLAIM and BCS are parties, such appropriate consents in writing to the succession of PMSC to the interests of COMPUCLAIM and BCS in such leases, contracts and rights as PMSC shall have requested.

     2.6 Upon the effective date of the merger, all rights, privileges, powers, franchises, and interests of COMPUCLAIM and BCS, both of a public and private nature, all of its property, real, personal, and mixed, all debts due on whatever account, and every other interest of COMPUCLAIM and BCS shall be deemed transferred to and shall vest in PMSC without further act or deed as effectually as they were theretofore vested in COMPUCLAIM and BCS, and all claims, demands, property, and every other interest shall be as effectively the property of PMSC as they were of COMPUCLAIM and BCS. All rights of creditors and liens upon the property of COMPUCLAIM and BCS shall be preserved unimpaired, and all debts, liabilities, restrictions and duties of COMPUCLAIM and BCS shall attach to PMSC and may be enforced against it to the same extent as if they had been incurred or contracted by it.

     2.7 If at any time PMSC shall consider or be advised that any further deeds, assignments, or other instruments or any other things are necessary or advisable to vest, perfect, or confer, of record or otherwise, in PMSC the title to any property or rights of COMPUCLAIM and BCS acquired or to be acquired by reason of the merger, COMPUCLAIM and BCS and their officers and directors shall execute and deliver all such deeds, assignments, and other instruments and do all things necessary to vest, perfect, or confirm title to such property or rights in PMSC or otherwise to carry out this Plan of Merger, and the officers and directors of PMSC are fully authorized in the name of COMPUCLAIM and BCS or otherwise to take any and all such action.

     2.8 PMSC consents to be sued and served with process in Texas or in such other jurisdiction as may be applicable in any proceeding for the enforcement of any obligation of COMPUCLAIM and/or BCS, or any obligation hereafter incurred by PMSC, and appoints the Secretary of State of Texas as its agent to accept service of process in any such proceeding in the State of Texas.

     2.9 Notwithstanding any of the provisions of this Plan of Merger, the Directors of PMSC, at any time prior to the effective date of merger herein contemplated, for any reason they may deem sufficient and proper, shall have the power and authority to abandon and refrain from making effective the contemplated merger set forth herein, in which case this Plan of Merger shall thereby be canceled and become null and void.

     2.10 No term or provision of this Plan of Merger shall be construed so as to limit, restrict or diminish or otherwise to operate in derogation of any of the terms or provisions of the South Carolina Business Corporation Act, as amended, and Texas Business Corporation Act, as amended, governing or otherwise affecting the merger of COMPUCLAIM and BCS into PMSC as contemplated herein.

                              Articles of Amendment

                                     to the

                            Articles of Incorporation

                                       of

                      Policy Management Systems Corporation

        Pursuant to  33-6-102 & 33-10-102 of the Business Corporation Act
                         of the State of South Carolina


        D44681                                        /s/  John  T.  Campbell
                                                      ------------------------
                                                      Secretary  of  State

                                                      Filed:  Aug. 23, 1989

                                                                WMJ  01/02  4973
                                              89-012439/89-012439  16.18:20  004
                                                         06-24-89  AMT:  $110.00
                                            SECT  OF  STATE  OF  SOUTH  CAROLINA


     Policy Management Systems Corporation, a South Carolina corporation (the "Corporation"), hereby certifies:

      1.  The  name of the Corporation is Policy Management Systems Corporation.

      2. A. The Articles of Incorporation of the Corporation are hereby amended by the addition of a provision stating the number, designation, powers, relative, participating, optional and other special rights of a series of Special Stock of the Corporation, as fixed by the Board of Directors of the Corporation under authority contained in the Corporation's Articles of Incorporation.

     B. To effect the foregoing, the Articles of Incorporation are amended by adding the following provisions to Article 4 thereof:

     "There is hereby established a series of the Corporation's authorized Special Stock, to be designated as the Series A Convertible Special Stock, par value $.01 per share. The relative rights, preferences and limitations of the Series A Convertible Special Stock, insofar as not already fixed by any other provision of these Articles of Incorporation shall, as fixed by the Board of Directors of the Corporation in the exercise of authority conferred by these Articles of Incorporation, and as permitted by 33-6-102 & 33-10-102 of the South Carolina Business Corporation Act, be as follows:

     (i) Designation and Number of Shares. The shares of such series shall be designated as "Series A Convertible Special Stock" (the "Series A Preferred Stock"). The par value of each share of the Series A Preferred Stock shall be $.01. The number of shares initially constituting the Series A Preferred Stock shall be 3,797,561; provided, however, that the number of shares of Series A Preferred Stock may be increased, by an amendment of this paragraph (i) approved by the Board of Directors of the Corporation, if within the authority of the Board of Directors of the Corporation under Article 4 of the Articles of Incorporation, to such greater number of shares of Series A Preferred Stock as are at any time issuable pursuant to the Series A Preferred Stock Purchase Agreement, but may not otherwise be increased without the affirmative vote of the holders of at least 66 2/3% of the outstanding Series A Preferred Stock, voting as a separate class.

     (ii)  Dividends  or  Distributions.

          (A) The holders of shares of the Series A Preferred Stock, in preference to the holders of shares of any other series of Preferred Stock or other class or series of capital stock, including the Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation ranking junior to the Series A Preferred Stock with respect to the payment of dividends, shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Corporation legally available therefor, (1) cumulative cash dividends ("Regular Dividends") is an amount equal to 3.5% of the then Liquidation Price of such shares, payable in equal semi-annual payments on the fifteenth day of March and September in each year (each such date being referred to herein as a "Regular Dividend Payment Date"), commencing on March 15, 1990, less the amount of all cash dividends declared on shares of the Series A Preferred Stock pursuant to the following clause (2) since the immediately preceding Regular Dividend Payment Date or, with respect to the first Regular Dividend Payment Date, since the date of original issuance of the Series A Preferred Stock (the "Issue Date") and (2) dividends payable in cash on the payment date for each cash dividend declared on the shares of Common Stock in an amount per share of Series A Preferred Stock equal to the number of shares of Common Stock into which each share of Series A Preferred is then convertible times the cash dividends then to be paid on each share of Common Stock. Regular Dividends payable on the Series A Preferred Stock shall only "accrue" and be payable on a Regular Dividend

     Payment Date and shall not "accrue" during the period between Regular Dividend Payment Dates; provided that Regular Dividends payable on the first Regular Dividend Payment Date shall be equal to (a) 3.5% of the then Liquidation Price, multiplied by (b) the number of days that elapse between the Issue Date and such first Regular Dividend Payment Date, divided by (c) 182.5.

          (B) The Corporation shall pay a cash dividend on the Series A Preferred Stock as provided in clause (2) of paragraph (ii)(A) above immediately prior to or at the same time it pays a cash dividend on the shares of Common Stock. In addition, if the Corporation shall pay any dividend or make any distribution on the shares of Common Stock payable in assets, securities or other forms of noncash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the Corporation shall simultaneously pay or make on each outstanding share of the Series A Preferred Stock a dividend or distribution in like kind equal to the number of shares of Common Stock into which each share of Series A Preferred Stock is then convertible times such dividend or distribution on each share of Common Stock.

          (C) Regular Dividends payable pursuant to paragraph (ii)(A) above shall accrue and only be cumulative from the Regular Dividend Payment Date of such dividends whether or not such Regular Dividends have been declared and whether or not there are any funds of the Corporation legally available for the payment of dividends. Accrued but unpaid Regular Dividends shall not bear interest. Regular Dividends paid on the shares of Series A
     Preferred Stock in an amount less than the total amount of such Regular Dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for determination of holders of shares of Series A Preferred Stock entitled to receive a dividend or distribution declared thereon, which record date shall be (1) in the case of any cash dividend on the Series A Preferred Stock as provided in clause (2) of paragraph (ii)(A) above, the same as the record date for any corresponding dividend on the Common Stock and (2) in all other cases, no more than 60 nor less than 10 days prior to the date fixed by the Board of Directors for the payment thereof.

          (D) To the extent not paid in full on each Regular Dividend Payment Date, an amount equal to all Regular Dividends which have accrued on each share of Series A Preferred Stock will be added to the Liquidation Price of such share and will remain a part thereof util such Regular Dividends are paid in full. Such accrued and unpaid Regular Dividends may be declared and paid at any time, without reference to any Regular Dividend Payment Date, to holders of record of the close of business on such date, no more than 60 nor less than 10 days prior to the date fixed by the Board of Directors for the payment thereof.

     (iii) Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

          (A) Each holder of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which each share of the Series A Preferred Stock is then convertible, for each share of the Series A Preferred Stock held of record on each matter on which holders of the Common Stock or shareholders generally are entitled to vote, multiplied by the number of votes per share which the holders of the Common Stock or shareholders generally then have with respect to such matter.

          (B) Except as otherwise provided herein or by applicable law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class for the election of directors of the Corporation and on all other matters submitted to a vote of shareholders of the Corporation.

          (C) So long as the Purchaser shall beneficially own shares of Series A Preferred Stock representing an aggregate of at least 10% of the Outstanding Voting Power of the Corporation, in the sole discretion of the holders of a majority of the outstanding shares of Series A Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased from the number constituting the Board of Directors on the Issue Date by one (if at such time such an increase shall not already be in effect). In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at any annual meeting of shareholders for the election of directors (and at each subsequent annual meeting of shareholders), to vote for the election of such additional director, if any, of the Corporation, the holders of any Series A Preferred Stock being entitled to cast one vote per share of the Series A Preferred Stock and such director being elected by the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock. In addition to any other vote which may be required by the Articles of Incorporation, any director who shall have been so elected pursuant to the next preceding sentence may be removed without cause only by the affirmative vote of the holders of the Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. In the sole discretion of the holders of a majority of the outstanding shares of Series A Preferred Stock, the holders of the Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting at any time and from time to time in the sole discretion of the holders of a majority of the outstanding shares of Series A Preferred Stock. Upon the divestiture or termination of the foregoing special voting rights, the term of office of any person who may have been elected director pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by one. The voting rights granted by this subsection (C) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this paragraph (iii).

          (D) Except as provided herein or by applicable law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for authorizing or taking any corporate action (other than pursuant to the Series A Preferred Stock Purchase Agreement).

     (iv)  Certain  Restrictions.

          (A) Whenever Regular Dividends payable on shares of Series A Preferred Stock as required by paragraph (ii) are in arrears, thereafter and until all accrued and unpaid Regular Dividends, whether or not declared, on the outstanding shares of Series A Preferred Stock shall have been declared and paid in full, the Corporation shall not:


               (1) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock; or

               (2) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock.

          (B) The Corporation shall not permit any Subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subparagraph (A) of this paragraph (iv), purchase or otherwise acquire such shares at such time and in such manner.

     (v) Liquidation Rights. (A) Upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of Series A Preferred Stock shall have received an amount in cash equal to the Liquidation Price per share.

          (B) In the event the assets of the Corporation available for distribution to the holders of shares of Series A Preferred Stock upon liquidation, dissolution or winding up of the Corporation shall be insufficient to pay in full all amounts to which such holders shall be entitled pursuant to paragraph (v)(A), the entire assets of the Corporation available for distribution to the holders of the Series A Preferred Stock shall be distributed ratably among them.

          (C) Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of the Series A Preferred Stock shall have been paid in full the amounts to which they shall be entitled pursuant to paragraph (v)(A), the remaining assets of the Corporation shall be distributed to the holders of any capital stock, including the Common Stock, ranking junior (upon liquidation, dissolution or winding up) to the Series A Preferred Stock.

          (D) Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the payment and the place where the amounts distributable shall be payable, shall be mailed by overnight, certified or registered mail, return receipt requested, no less than 20 days prior to the payment date stated therein, to each holder of shares of Series A Preferred Stock, at such holder's address as it appears on the transfer books of the Corporation.

     (vi) Certain Events. Neither the consolidation, merger or other business combinations of the Corporation with or into any other Person or Persons nor the sale of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of paragraph (v).

     (vii)  Redemption;  No  Sinking  Fund.

          (A) The Corporation may, at any time after the third anniversary of the Issue Date, redeem the Series A Preferred Stock, in whole but not in part, at the Redemption Prices (expressed as a percentage of the then Liquidation Price) per share of Series A Preferred Stock set forth below:

If redeemed during the 12-month period beginning on the anniversary of the Issue Date falling in:


               Year                        Redemption  Price
               ----                        -----------------

               1992                               106%
               1993                               105
               1994                               104
               1995                               103
               1996                               102
               1997                               101
               1998  and  thereafter              100


          (B) If the Development and Marketing Agreement (as defined in the Series A Preferred Stock Purchase Agreement) is terminated pursuant to its terms either (i) by the Company for cause or (ii) by the Purchaser for convenience, the Corporation may, at any time prior to the third anniversary of the Issue Date, by giving notice in accordance with paragraph (vii)(C) within 60 days after such termination, redeem the Series A Preferred Stock, in whole but not in part, at a Redemption Price per share of Series A Preferred Stock equal to 107% of the then Liquidation Price of such shares.

          (C) The Corporation shall notify each holder of Series A Preferred Stock at least 60 days in advance of the proposed Redemption Date and the Redemption Price; provided that, in the event that the Purchaser shall, after receiving such notice, notify the Company of the exercise of its registration rights under Section 8 of the Series A Preferred Stock Purchase Agreement, the Redemption Date shall be extended until the public offering of the Purchaser's Series A Preferred Stock shall have been completed or abandoned. The right to convert shares of Series A Preferred Stock shall terminate on the Redemption Date, as the same may be extended in accordance with the preceeding [sic] sentence.

          (D) The Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

     (viii) Ranking. The Series A Preferred Stock shall rank prior to any other equity securities of the Corporation, including the Common Stock, with respect to the payment of dividends and the distribution of assets upon the liquidation, dissolution or winding up of the Corporation.

     (ix) Reacquired Shares. Any Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancelation become authorized but unissued shares of Special Stock, without designation as to series until such shares are once more designated as part of a particular series by resolution of the Board of Directors.

     (x) Amendment. None of the powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock as provided herein shall be amended in any manner which would alter or change the powers, preferences, rights or privileges of the holders of Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least 66 2/3% of the outstanding Series A Preferred Stock, voting as a separate class.

     (xi) Conversion. Each share of Series A Preferred Stock may be converted at any time at the option of the holder thereof, into shares of Common Stock, on the terms and conditions set forth in this paragraph (xi).

          (A) Subject to the provisions for adjustment hereinafter set forth, each share of Series A Preferred Stock shall be convertible in the manner hereinafter set forth into one fully paid and nonassessable share of Common Stock.

          (B) The number of shares of Common Stock into which each share of Series A Preferred Stock is convertible shall be subject to adjustment from time to time as follows:

               (1) In case the Corporation shall at any time or from time to time declare a dividend, or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock or subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares or combine or reclassify the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, and in each such case, the number of shares of Common Stock into which each share of Series A Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock which the holder of a share of Series A Preferred Stock would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause (1) shall become effective (a) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (b) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

              (2) In case the  Corporation  shall  at any time or from  time to time issue shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share (or having a conversion price per share) less than $30.75 divided by the number of shares of Common Stock into which a share of Series A Preferred Stock is then convertible (the "Conversion Price") as of the date of issuance of such shares or of such convertible securities, then, and in each such case, the number of shares of Common Stock into which each share of Series A Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible on the day immediately prior to such date by (b) a fraction, the numerator of which shall be the sum of (I) the number of shares of Common Stock outstanding on such date and (II) the number of additional shares of Common Stock issued (or into which the convertible securities may convert), and the denominator of which shall be the sum of (I) the number of shares of Common Stock outstanding on such date and (II) the number of shares of Common Stock which the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so issued (or into which the convertible securities may convert) would purchase at such Conversion Price on such date. An adjustment made pursuant to this clause (2) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of this clause (2), the aggregate consideration receivable by the Corporation in connection with the issuance of shares of Common Stock or of securities convertible into shares of Common Stock shall be deemed to be equal to the sum of the aggregate offering price (before deduction of reasonable underwriting discounts or commissions and expenses) of all such securities plus the minimum aggregate amount, if any, payable upon conversion of any such convertible securities into shares of Common Stock. The issuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the conversion ratio pursuant to clause (1) of this sub-paragraph (B) shall not be deemed to constitute an issuance of Common Stock or convertible securities by the Corporation to which this clause (2) applies. The issuance of any of the following shall not be deemed to constitute an issuance of Common Stock or convertible securities of the Corporation to which this clause (2) applies: shares of Common Stock pursuant to any Employee Stock Plan (as defined in the Series A Preferred Stock Purchase Agreement) approved by the shareholders of the Corporation; shares of Common Stock issued upon conversion, exchange or exercise of securities convertible into Common Stock that were issued pursuant to a dividend or other distribution (of rights or otherwise) on the Common Stock in which the Series A Preferred Stock shared on a pro rata basis, according to the number of shares of Common Stock into which one share of Series A Preferred Stock was then convertible; and shares of Common Stock (or securities convertible into shares of Common Stock) in connection with the pending acquisition of Advanced Systems Applications, Inc.

               (3) In case at any time the  Corporation  shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Corporation's assets, liquidation or recapitalization of the Common Stock and excluding any transaction to which clause (1) or (2) of this sub-paragraph (B) applies) in which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Corporation or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing (each such transaction being herein called the "Transaction", the date of consummation of the Transaction being herein called the "Consummation Date", the Corporation (in the case of a recapitalization of the Common Stock to which this clause (3) applies or any other such transaction in which the Corporation retains substantially all of its assets and survives as a corporation) or such other corporation or entity (in each other case) being herein called the "Acquiring Company", and the common stock (or equivalent equity interests) of the Acquiring Company being herein called the "Acquirer's Common Stock"), then, as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that each holder of shares Series A Preferred Stock shall be entitled, at the election of the Series A Preferred Stock as provided in the following sentence, to the treatment accorded pursuant to sub-clause (a)(I) or
          (a)(II) and, to the extent applicable, (a)(III). The selection by the holders of shares of Series A Preferred Stock of the treatment to be accorded such shares from among the alternatives specified in the preceding sentence shall require the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of Series A Preferred Stock, voting in person or by proxy, at a meeting of such stockholders, which vote shall be taken on or before the later of (I) the 30th day following the Consummation Date, and (II) the 60th day following the day of delivery or mailing to such holders of the last proxy statement relating to the vote on the Transaction by the holders of the Common Stock, and which vote shall bind all holders of shares of Series A Preferred Stock and their transferees; if the holders of shares of Series A Preferred Stock are unable to or for any other reason do not make a selection, then the Board of Directors of the Corporation shall make such selection, in accordance with this clause
          (3), from among the alternatives specified in this clause (3). Notwithstanding the foregoing any holder of Series A Preferred Stock shall in all events be entitled to the treatment accorded pursuant to sub-clause (a)(III) in the event the circumstances specified therein shall occur. Any selection made by the holders of shares of Series A Preferred Stock in accordance with the second preceding sentence shall be communicated in writing to the Corporation as promptly as practicable after the vote referred to above shall have been taken.

                    (a) In case of any  Transaction,  each  share  of  Series  A
               Preferred Stock shall continue to remain outstanding and shall be subject to all provisions of these Articles of Amendment, as in effect prior to such Transaction except that:

                         (I) each share of Series A Preferred Stock shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to the Consummation
                    Date, shares of the Acquirer's Common Stock, unless the Acquiring Company fails to meet the requirements set forth in (IV), (V) and (VI) below, in which case shares of the common stock of the corporation (herein called a "Parent") which directly or indirectly controls the Acquiring Company if it meets the requirements set forth in (IV), (V) and (VI) below, at a conversion price per share equal to the
                    Conversion Price in effect immediately prior to the Consummation Date multiplied by a fraction the numerator of which is the market price per share (determined in the same manner as provided in the definition of Current Market Price) of the Acquirer's Common Stock or the Parent's common stock, as the case may be, immediately prior to the Consummation Date and the denominator of which is the Current Market Price per share of Common Stock immediately prior to the Consummation Date (subject in each case to adjustments from and after the Consummation Date as nearly equivalent as possible to the adjustments provided for in this paragraph (xi));


                         (II) each share of Series A Preferred Stock shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to the Consummation Date, the amount of securities or other property to which such holder would actually have been entitled as a holder of shares of Common Stock upon the consummation of the Transaction if such holder had converted such shares of Series A Preferred Stock immediately prior to such Transaction (subject to adjustments from and after the Consummation Date as nearly equivalent as possible to the adjustments provided for in this paragraph (xi)); provided that if in connection with the Transaction a tender or exchange offer shall have been made and there shall have been acquired pursuant thereto more than 50% of the outstanding shares of Common Stock, and if the holders of shares of Series A Preferred Stock so designate in the notice given to the Corporation which specifies their selection of this alternative (a)(II), each holder of such shares shall be entitled to receive upon conversion thereof, the amount of securities or other property to which such holder would actually have been entitled as a holder of shares of Common Stock if such holder had converted such shares of Series A Preferred Stock prior to the expiration of such tender or exchange offer and accepted such offer and had sold therein the percentage of all the shares of Common Stock issuable upon conversion of its shares of Series A Preferred Stock equal to the percentage of shares of the then outstanding Common Stock so purchased in the tender or exchange offer, with the remaining portion of its shares or Series A Preferred Stock thereafter being convertible into the amount of securities or other property to which such holder would actually have been entitled upon the consummation of the Transaction as a holder of shares of Common Stock if such holder had converted such shares of
                    Series A Preferred Stock immediately prior to such Transaction (subject to adjustments from and after the Consummation Date as nearly equivalent as possible to the adjustments provided for in this paragraph (xi)); or

                         (III) if neither the  Acquiring  Company nor the Parent
                    meets  the  requirements  set  forth in  (IV),  (V) and (VI)
                    below, each share of Series A Preferred Stock shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to the Consummation Date, an amount in cash equal to the Fair Market Value in cash, as of the Consummation Date (computed without interest), of the shares of capital stock or other securities or property (other than cash) to which the holder of shares of Series A Preferred Stock would be entitled, pursuant to (II) above (including the proviso thereof, if applicable) upon conversion of each such share, as determined by an independent investment banking firm (with an established national reputation as a valuer of equity securities) selected by the Corporation, plus the cash, if any, into which each such share of Series A Preferred Stock would be convertible pursuant to (II) above.


               The Corporation agrees to obtain, and deliver to each holder of shares of Series A Preferred Stock a copy of the determination of such an independent investment banking firm within 15 days after the Consummation Date of any Transaction to which (III) above is applicable.

               The requirements referred to above in the case of the Acquiring Company or its Parent are that immediately after the Consummation
               Date:

                         (IV)  it  is a  solvent  corporation  or  other  entity
                    organized under the laws of any State of the United States of America having its common stock or, in the case of an entity other than a corporation, equivalent equity securities, listed on the New York Stock Exchange or the American Stock Exchange or quoted by the NASDAQ National Market System or any successor thereto or comparable system, and such common stock or equivalent equity security continues to meet the requirements for such listing or quotation;

                         (V) it is  required  to file,  and in each of its three
                    fiscal years immediately preceding the Consummation Date (or since its inception) has filed, reports with the Securities and Exchange Commission (the "Commission") pursuant to
                    Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; and

                         (VI) in the case of the Parent, such Parent is required
                    to include the Acquiring Company in the consolidated financial statements contained in the Parent's Annual Report on Form 10-K as filed with the Commission and is not itself included in the consolidated financial statements of any other Person (other than its consolidated subsidiaries).

               Notwithstanding anything contained herein to the contrary, the Corporation shall not effect any Transaction unless prior to the consummation thereof each corporation or entity (other than the Corporation) which may be required to deliver any securities or other property upon the conversion of shares of Series A Preferred Stock, or the satisfaction of conversion rights as provided herein, shall assume, by written instrument delivered to each holder of shares of Series A Preferred Stock, the obligation to deliver to such holder such securities or other property to which, in accordance with the foregoing provisions, such holder may be entitled, and such corporation or entity shall have similarly delivered to each holder of shares of Series A
               Preferred Stock an opinion of counsel for such corporation or entity, which opinion shall state that the right, powers and privileges of the outstanding shares of Series A Preferred Stock, including, without limitation, the conversion provisions applicable thereto, if any, shall thereafter continue in full force and effect and shall be enforceable against such corporation or entity in accordance with the term hereof and thereof.

     All calculations under this paragraph (B) shall be made to the nearest one one-hundredth of a share.

          (C) If any adjustment in the number of shares of Common Stock into which each share of Series A Preferred Stock may be converted required pursuant to this paragraph (xi) would result in an increase or decrease of less than one-half of one percent in the number of shares of Common Stock into which each share of Series A Preferred Stock is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the earlier of (1) the time of and together with any subsequent adjustment, which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one-half of one-percent of the number of shares of Common Stock into which each share of Series A Preferred Stock is then convertible or (2) three years after the date on which such adjustment otherwise would have been made.

          (D) The Board of Directors may increase the number of shares of Common Stock into which each share of Series A Preferred Stock may be converted, in addition to the adjustments required by this paragraph (xi), as shall be determined by it (as evidenced by a resolution of the Board of Directors) to be advisable in order to avoid or diminish any income deemed to be received by any holder for federal income tax purposes of shares of Common Stock or Series A Preferred Stock resulting from any events or occurrences giving rise to adjustments pursuant to this paragraph (xi) or from any other similar event.

          (E) The holder of any shares of Series A Preferred Stock may exercise its right to convert such shares into shares of Common Stock by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series A Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this paragraph (xi) and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series A Preferred Stock pursuant hereto. As promptly as practicable, and in any event within five business days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes have been paid), the Corporation shall deliver or cause to be delivered (1) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Series A Preferred Stock so converted shall be entitled and (2) if less than the full number of shares of Series A Preferred Stock evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversion shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the certificate or certificates representing the shares of Series A Preferred Stock to be converted so that the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock in accordance herewith, and the person entitled to receive the shares of Common stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time. The Corporation shall not be required to convert, and no surrender of shares of Series A Preferred Stock shall be effective for that purpose, while the transfer books of the Corporation for the Common Stock are closed for any purpose (but not for any period in excess of 15 days); but the surrender of shares of Series A Preferred Stock for conversion during the period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such shares of Series A Preferred Stock were surrendered, and at the conversion rate in effect at the date of such surrender.

          (F) Upon conversion of any shares of Series A Preferred Stock, the holder thereof shall be entitled to receive any accrued but unpaid dividends on such shares of Series A Preferred Stock.

          (G) In connection with the conversion of any shares of Series A Preferred Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in any amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the day on which such shares of Series A Preferred Stock are deemed to have been converted.

          (H) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock. The Corporation shall from time to time, in accordance with the laws of South Carolina, increase the authorized amount of Common Stock if at any time the number of authorized shares of Common Stock remaining unissued shall not be sufficient to permit the conversion at such time of all then outstanding shares of Series A Preferred Stock.

          (I) In the event that one of the events described in Section 12 of the Series A Preferred Stock Purchase Agreement shall have occurred, and the Purchaser shall have received the certificate and the opinion referred to in such Section 12, all shares of the Series A Preferred Stock shall be deemed to have been converted into, and shall (without any action of the holder thereof) becomes, that number of shares of Common Stock into which the Series A Preferred Stock was then convertible in accordance with the provisions hereof and the shares of Series A Preferred Stock shall be returned to the status of authorized but unissued shares.

     (xii) Reports as to Adjustments. Whenever the number of shares of Common Stock into which each share of Series A Preferred Stock is convertible is adjusted as provided in paragraph (xi), the Corporation shall promptly mail to the holders of record of the outstanding shares of Series A Preferred Stock at their respective addresses as the same shall appear in the Corporation's stock records a notice stating that the number of shares of Common Stock into which the shares of Series A Preferred Stock are convertible has been adjusted and setting forth the new number of shares of Common Stock (or describing the new stock, securities, cash or other property) into which each share of Series A Preferred Stock is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof, and when such adjustment became effective.

     (xiii)  Notice  of  Certain  Events.  In  case:

          (A) the Corporation shall declare a dividend, or make a distribution on the outstanding shares of Common Stock in shares of Common Stock or subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares or combine or reclassify the outstanding shares of Common Stock into a smaller number of shares of Common Stock;

          (B) the Corporation shall issue shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share (or having a conversion price per share) less than the Conversion Price as of the date of issuance of such shares or of such convertible securities;

          (C) the Corporation shall declare, order, pay or make a dividend or other distribution on its Common Stock, other than shares of Common Stock; or

          (D) the Corporation shall be a party to any Transaction;

then the Corporation shall promptly (but in any event at least 10 days prior to the applicable record date, effective date or date of issuance) mail to the holders of record of the outstanding shares of Series A Preferred Stock at their respective addresses as the same shall appear on the Corporation's stock records a notice stating the date on which a record is to be taken for the purpose of such dividend or other distribution, the date or anticipated date on which such subdivision, reclassification or combination is expected to become effective, the date or anticipated date on which such issuance is to occur or the Consummation Date of such Transactions (and which notice shall also state, if applicable, the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property).

     (xiv)  Certain  Definitions.  For  the  purposes  of  these  Articles  of
Amendment:

     "Affiliate" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

     A Person shall be deemed the "beneficial owner" of, and shall be deemed to "beneficially own", any securities (a) which such Person or any of its Affiliates is deemed to "beneficially own" within the meaning of Rule 13d.3 under the Securities Exchange Act of 1934, and the rules and regulations thereunder or (b) which such Person or any of its Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of any right of conversion or exchange, warrant, option or otherwise.

     "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for the 20 consecutive Trading Days immediately prior to such date; provided that such 20 consecutive Trading Days shall in no event include any Trading Day
(A) before the first full Trading Day after the first public announcement of the issuance of the dividend or other distribution or (B) after the last full Trading Day prior to the commencement of "ex-dividend" trading on the exchange or market specified in the following sentence. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If the Common Stock is not publicly held or so listed or publicly traded, "Current Market Price" shall mean the Fair Market Value per share as determined in good faith by the Board of Directors of the Corporation.

     "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

     "Liquidation Price" measured per share of Series A Preferred Stock a [sic] of any particular date shall mean the sum of (a) $30.75 plus (b) an amount equal to all unpaid Regular Dividends, whether or not declared, accrued on such share through the date as of which the Liquidation Price is being paid.

     "Outstanding Voting Power of the Corporation" shall mean the total number of votes which may be cast in the election of directors of the Corporation at any meeting of shareholders of the Corporation if all Voting Securities then outstanding were present and voted at such meeting, other than votes that may be cast only by one class or series of stock (other than Common Stock) or upon the happening of a contingency.

     "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

     "Purchaser" shall mean International Business Machines Corporation, a New York corporation.

     "Series A Preferred Stock Purchase Agreement" shall mean the Stock Purchase Agreement dated July 26, 1989, between the Purchaser and the Corporation, as it may be amended from time to time.

     "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

     "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.


     "Voting Securities" shall mean the shares of Common Stock and any other securities of the Corporation entitled to vote generally in the election of directors of the Corporation, and any other securities (including rights and options) convertible into, exchangeable for or exercisable for, any of the foregoing (whether or not presently convertible, exchangeable or exercisable), including the Series A Preferred Stock."

     3. The amendment to the Articles of Incorporation of the Corporation set forth in Article 2 of these Articles of Amendment was authorized and adopted by the Board of Directors of the Corporation at a meeting duly held on July 26, 1989. No shareholder action was required for the adoption of these Articles of Amendment.


     IN WITNESS WHEREOF, Policy Management Systems Corporation has caused these Articles of Amendment to be duly executed by its President and Chief Executive Officer and attested to by its Secretary and has caused its corporate seal to be affixed hereto, as of this 23rd day of August, 1989.

                                                 POLICY  MANAGEMENT  SYSTEMS
                                                 CORPORATION


                                                 BY:  /s/  G.  Larry  Wilson
                                                 ---------------------------
                                                 G.  Larry  Wilson
                                                 President  and  Chief
                                                   Executive  Officer

(Corporate  Seal)

ATTEST:

/s/  Robert  L.  Gresham
-------------------------
Robert  L.  Gresham
Secretary

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                      POLICY MANAGEMENT SYSTEMS CORPORATION


         D44681                              /s/  John  T.  Campbell
                                             ------------------------
                                             Secretary  of  State

                                             Filed:  Oct.  25,  1989

                                                             JSR  01/02  4973
                                           09-015403/89-015403  16:01:00  004
                                                      10-27-89  AMT:  $110.00
                                         SECT  OF  STATE  OF  SOUTH  CAROLINA



     Policy Management Systems Corporation (the "Corporation"), hereby certifies:

      1.  The  name of the Corporation is Policy Management Systems Corporation.

      2. The Articles of Incorporation of the Corporation are hereby amended to delete all of the provisions of Article 2 of those Articles of Amendment filed by the Corporation with the South Carolina Secretary of State on August 23, 1989; and that the 3,797,561 shares of Special Stock designated to be Series A Convertible Special Stock in such Articles of Amendment filed on August 23, 1989, are hereby returned to the status of authorized but unissued and undesignated shares of the class of Special Stock, $.01 par value per share, and the Corporation shall have 5,000,000 shares of such class of Special Stock authorized for which the Board of Directors shall have the right to determine and fix the relative rights and preferences.

      3. The amendment to the Articles of Incorporation set forth in Article 2 of these Articles of Amendment was proposed and recommended for approval to the shareholders by the Board of Directors of the Corporation. On the record date for determining shareholders entitled to vote at the special meeting of shareholders held on October 25, 1989, there were 15,397,023 shares of Common Stock outstanding and 3,797,561 shares of Series A Convertible Special Stock outstanding, of which all shares of both classes were entitled to vote as a single voting group and of which the 3,797,561 shares of Series A Convertible Special Stock were entitled to vote as a separate voting group, and 11,378,811
                                                                      ----------
shares of Common Stock and all shares of Series A Convertible Special Stock were indisputably represented at the Special Meeting. 10,301,080 shares of Common
                                                     ----------
stock  voted  for  the amendment, 1,043,867 shares of Common Stock voted against
                                  ---------
the amendment, and all shares of Series A Convertible Special Stock voted for the amendment. The number of votes cast for the amendment by each voting group was sufficient for approval by each voting group.

     IN WITNESS WHEREOF, Policy Management Systems Corporation has caused these Articles of Amendment to be duly executed by its President and Chief Executive Officer and attested by its Secretary and has caused its corporate seal to be affixed hereto as of this 25th day of October, 1989.



                                        POLICY  MANAGEMENT  SYSTEMS
                                        CORPORATION


                                        BY:  /s/  G.  Larry  Wilson
                                            ---------------------------
                                                  G.  Larry  Wilson
                                                  President and Chief
                                                  Executive Officer

(Corporate  Seal)

ATTEST:


 /s/  Robert  L.  Gresham
-------------------------
Robert  L.  Gresham
Secretary

                               ARTICLES OF MERGER
                                       OF
                       ADVANCED SYSTEM APPLICATIONS, INC.
                                  WITH AND INTO
                      POLICY MANAGEMENT SYSTEMS CORPORATION


          D44681                                    /s/  John  T.  Campbell
                                                    -----------------------
                                                    Secretary  of  State

                                                    Filed:  Dec.  28,  1990


                                                               MBC  01/02/4973
                                           90-018291/90-018291  15  20:20  004
                                                       12-28-90  AMT:  $110.00
                                          SECT  OF  STATE  OF  SOUTH  CAROLINA



     Pursuant to the provisions of Section 33-11-104 of the South Carolina Business Corporation Act of 1988, POLICY MANAGEMENT SYSTEMS CORPORATION, a corporation organized and existing under the laws of the State of South Carolina (the "Surviving Corporation"), and ADVANCED SYSTEM APPLICATIONS, INC., a corporation organized and existing under the laws of the State of Delaware ("ASA"), hereby execute the following Articles of Merger.


      1. The Plan of Merger, providing for the merger of ASA with and into the Surviving Corporation (the "Merger") is set forth as Exhibit A to these Articles of Merger.

      2. The Surviving Corporation, Policy Management Systems Corporation, shall be the surviving corporation resulting from the Merger and shall continue to conduct its business under the name "Policy Management Systems Corporation".

      3.  All  of  the  outstanding  shares  of  ASA  were held by the Surviving
Corporation when the Plan of Merger was approved, and no amendment of the Articles of Incorporation of the Surviving Corporation was adopted; therefore, no action of the shareholders of either PMSC or ASA was required for approval of such Plan of Merger.

      4. The Merger shall be effective on the later of (i) 12:01 a.m. Eastern Standard Time on January 1, 1991, (ii) the time these Articles of Merger are filed with the Secretary of State of the State of South Carolina or (iii) the time a certificate of ownership and merger is filed with the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, each of the undersigned corporation has caused these Articles of Merger to be duly executed in its name this 16th day of October, 1990.



                                   The  Surviving  Corporation:
                                   ----------------------------

                                   POLICY  MANAGEMENT  SYSTEMS
                                   CORPORATION
Attest:

/s/  Robert  L.  Gresham     BY:  /s/  G.  Larry  Wilson
-------------------------         -----------------------------
Robert  L.  Gresham                     G.  Larry  Wilson
Executive  Vice  President,             Chairman of the Board and
Treasurer  and  Secretary               President



                                        ASA:
                                        ---

Attest:                         ADVANCED  SYSTEM  APPLICATIONS,  INC.


/s/  Robert  L.  Gresham     BY:  /s/  G.  Larry  Wilson
-------------------------         ----------------------------
Robert  L.  Gresham                    G.  Larry  Wilson
Treasurer  and  Secretary              Chairman  and  President

                                    EXHIBIT A
                                    ---------

                                 PLAN OF MERGER
                                 --------------

THIS PLAN OF MERGER (hereinafter referred to as the "Plan of Merger") by and between POLICY MANAGEMENT SYSTEMS CORPORATION, a South Carolina corporation (sometimes hereinafter referred to as "PMSC" or the "Surviving Corporation"), and ADVANCED SYSTEM APPLICATIONS, INC., a Delaware corporation (sometimes hereinafter referred to as "ASA") (PMSC and ASA are sometimes hereinafter collectively referred to as the "Constituent Corporations").

                              W I T N E S S E T H:

WHEREAS, PMSC is the sole beneficial owner of all of the outstanding capital stock of ASA; and

WHEREAS, THE [sic] Board of Directors of PMSC has determined that it is in the best interest of PMSC and ASA for ASA to be merged with and into PMSC on the terms set forth below;

The following constitutes the terms and conditions of the merger of ASA with and into PMSC:

 1.  Merger.
     ------

     1.1  Names  of  Constituent   Corporations;   Merger.   The  names  of  the
          -----------------------------------------------
          corporations proposing to merge hereunder are: (i) Policy Management Systems Corporation, a South Carolina corporation, and (ii) Advanced System Applications, Inc., a Delaware corporation. On the Effective Date (as defined in Section 1.2 hereof), ASA shall be merged with and into PMSC and the separate existence of ASA shall cease. The Constituent Corporations shall become a single corporation which shall be a South Carolina corporation and which shall continue in existence as the Surviving Corporation under the name "Policy Management Systems Corporation." Except as otherwise specifically set forth herein, the identity, existence, purposes, powers, franchises, rights and immunities of the Surviving Corporation shall continue unaffected and unimpaired by the merger.

     1.2  Effective Date.  This Plan of Merger shall become  effective as of the
          ---------------
          time the articles of merger referred to in Section 4 hereof have been filed with the Secretary of State of the State of South Carolina as required by the laws of the State of South Carolina.

 2.  Terms  and  Conditions  of  the  Merger.
     ---------------------------------------

     2.1 Articles of Incorporation and Bylaws of Surviving Corporation. On the Effective Date, the Articles of Incorporation of PMSC, as heretofore amended, shall remain in effect unaltered as the Articles of
          Incorporation   of  the  Surviving   Corporation.   Such  Articles  of
          Incorporation, as amended, separate and apart from this Plan of Merger, shall be, and may be separately certified as the Articles of Incorporation of PMSC after the Effective Date. The Bylaws of PMSC, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Bylaws of the Surviving Corporation until altered or amended as provided therein or in accordance with the laws of the State of South Carolina. The duly qualified and acting officers and directors of PMSC immediately prior to the Effective Date shall continue to be the directors and officers of the Surviving Corporation.

     2.2  Property  and  Liabilities.   On  the  Effective  Date,  the  separate
          --------------------------
          existence of ASA shall cease, and ASA shall be merged with and into PMSC. As the Surviving Corporation, PMSC shall, from and after the Effective Date, possess all the rights, privileges, immunities, powers and franchises of whatever nature and description, and shall be subject to all the restrictions, duties, obligations and liabilities of each of the parties hereto; and all rights, privileges, immunities, powers and franchises of each of the parties hereto; and all property (real, personal and mixed) and all debts due to either of the Constituent Corporations on whatever account, including subscriptions to shares, and all other choses [sic] in action, and all and every other interest, of or belonging to any of them shall be vested in the Surviving Corporation; and all property, rights, privileges, immunities, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were the Constituent Corporations; and the title to any real estate vested by deed or otherwise in any of them shall not revert to or be in any way impaired by reason of such merger. All rights of creditors and liens upon the property of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the Constituent Corporations shall henceforth attach to and be the liabilities of the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. Any claim existing or action or proceeding pending by or against the Constituent Corporations may be prosecuted as if the merger had not taken place, or the Surviving Corporation may be substituted in any such action or proceeding. If at any time the Surviving Corporation shall consider or be advised that any further assignments, assurances in law, or other acts or instruments are necessary or desirable to vest, perfect, or confirm in the Surviving Corporation the title to any property or rights of the Constituent Corporations, the Constituent Corporations and their proper officers and directors shall and will do all such acts and things as may be necessary or proper to vest, effect, or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Plan of Merger.


 3.  Manner  and  Basis  of  Conversion  and  Exchange  of  Shares.
     -------------------------------------------------------------

     3.1  Stock of PMSC.  The merger shall effect no change in any of the shares
          -------------
          of PMSC stock, and none of its shares shall be converted or otherwise affected as a result of the Merger.

     3.2  Stock of ASA. All of the capital stock of ASA shall cease to exist and
          ------------
          shall be deemed cancelled, retired and eliminated and be of no further force and effect.


 4.  Additional  Matters.
     -------------------

     PMSC and ASA shall cause articles of merger or certificates of ownership and merger and such other documents as may be required under the laws of the States of South Carolina and Delaware to be executed, and the Surviving Corporation shall cause such articles of merger, certificates of ownership and merger and other documents to be filed as required by the laws of the States of South Carolina and Delaware and shall cause all fees with respect thereto to be paid and all notices with respect thereto to be properly given or published.


IN WITNESS WHEREOF, each of the undersigned corporations has caused these Articles of Merger to be duly executed in its name this 16th day of October, 1990.


                                   The  Surviving  Corporation:
                                   ---------------------------

                                   POLICY  MANAGEMENT  SYSTEMS
                                   CORPORATION
Attest:

/s/  Robert  L.  Gresham           BY:  /s/  G.  Larry  Wilson
-------------------------              -----------------------
Robert  L.  Gresham                    G.  Larry  Wilson
Executive Vice President,              Chairman  of  the  Board  and
Treasurer  and  Secretary              President

                                   ASA:
                                   ---

Attest:                            ADVANCED  SYSTEM  APPLICATIONS,  INC.


 /s/  Robert  L.  Gresham          BY:  /s/  G.  Larry  Wilson
-------------------------              -----------------------
Robert  L.  Gresham                    G.  Larry  Wilson
Treasurer  and  Secretary              Chairman  and  President

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                              ARTICLES OF AMENDMENT

                                                           /s/  Jim  Miles
                                                          ----------------------
                                                          Secretary  of  State

                                                          Filed  May 30, 1991


     Pursuant [sic] Section 3-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     1.   The name of the corporation is Policy Management Systems Corporation.

     2. On May 14, 1991, the corporation adopted the following Amendment(s) of its Articles of Incorporation:

               (Type or attach the complete text of Each Amendment)

               (See Attachment A)


     3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" or "NA").

          N/A

     4.   Complete either a or b, whichever is applicable.

          a. [x] Amendment(s) adopted by shareholder action. At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

               Number of       Number of       Number of Votes  Number of Undisputed*
               Outstanding     Votes Entitled  Represented at   Shares Voted
Voting Group   Shares          to be Cast      the meeting      For               Against
-------------  --------------  --------------  ---------------  -------------------------
Common Stock       19,606,252      19,606,252       16,529,231  14,724,404     1,668,760
Special Stock             -0-               -                -           -             -

NOTE: Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of [sic] cast for the amendment by each voting group was sufficient for approval by that voting group.


     b. [ ] The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to 33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina
               Code as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State (See 33-1-230(b)): N/A
                             -----




DATE:  May 14, 1991                Policy  Management  Systems  Corporation
                                   ----------------------------------------
                                   (Name  of  Corporation)


                                   BY:  /s/  Robert  L.  Gresham
                                        -------------------------
                                            (Signature)

                                        Robert  L.  Gresham
                                        --------------------
                                        (Type  or  Print  Name  and  Office)

                                        Executive  Vice  President
                                        Secretary  and  Treasurer

                                ATTACHMENT  A

Article  4  is  deleted  in  its  entirety  and  replaced  with:

4.   The Corporation is authorized to issue shares of stock as follows:


                                   Authorized No.  Par
                  Class of Shares  of each class   Value
                  ---------------  --------------  ------
                  Common Stock         75,000,000  $  .01
                  Special Stock         5,000,000  $  .01


               Special Stock is a class of $.01 par value special stock for which the Board of Directors shall have the right to determine the preferences, limitations and relative rights, within the limits set forth in Section 33-6-101 of the Code of Laws of South Carolina 1976, and any amended or successor provisions thereof.


Article 5 is deleted in its entirety and is replaced with:

5.   Total authorized capital stock 80,000,000 shares at $.01 par value.

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                              ARTICLES OF AMENDMENT

/s/ Jim Miles
----------------
Secretary of State

Filed October 31,1994

     Pursuant [sic] Section 3-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.   The name of the corporation is Policy Management Systems Corporation.

2. On October 13, 1994, the corporation adopted the following Amendment(s) of its Articles of Incorporation:

     Article 9.e. is deleted in its entirety from the Articles of Incorporation of the Company and the remaining provisions of Article 9 are relettered accordingly.

3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" or "NA").

     N/A

4.   Complete either a or b, whichever is applicable.

     a. [x] Amendment(s) adopted by shareholder action. At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

               Number of    Number of       Number of Votes  Numberof Undisputed*
               Outstanding  Votes Entitled  Represented at   Shares Voted
Voting Group   Shares       to be Cast      the meeting      For               Against
-------------  -----------  --------------  ---------------  -------------------------
Common Stock    20,358,484      20,358,484       17,650,262       16,359,664   307,261
Special Stock          -0-               -                -                -         -

NOTE: Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of [sic] cast for the amendment by each voting group was sufficient for approval by that voting group.


        b. [ ] The Amendment(s) was duly adopted by the incorporators or board
               of   directors   without   shareholder   approval   pursuant   to
               33-6-102(d),  33-10-102 and 33-10-105 of the 1976 South  Carolina
               Code as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State (See 33-1-230(b)): N/A
                             -----




DATE: October 26, 1994                Policy  Management  Systems  Corporation
                                      ----------------------------------------
                                           (Name  of  Corporation)


                                      BY:  /s/  Stephen  G.  Morrison
                                          ---------------------------
                                                (Signature)

                                           Stephen  G.  Morrison
                                          ----------------------
                                           (Type  or  Print  Name  and  Office)

                                           Executive  Vice  President
                                           Secretary,and  General  Counsel

RETURN FORM(S) TO:

Office of Secretary of State
Corporations Division
P.O. Box 11350
Columbia, S.C. 29211

                                           Form  Approved  by  South  Carolina
                                                    Secretary  of  State  1/89

                                  FILING  INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a comformed copy, must be filed.

     If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3. Filing fees and taxes payable to the Secretary of State at time of filing application.

               Filing  Fee     $  10.00
               Filing  Tax       100.00
               Total           $ 110.00

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                           OR REGISTERED AGENT OR BOTH
                               OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION


This  Space  For  Use  By  The  Secretary  of  State
/s/     Jim  Miles
------------------
Secretary  of  State
Filed  November  21,  1994

     Pursuant  to   33-5-102  and  33-15-108 of the 1976 South Carolina Code, as
amended,  the  undersigned  corporation  submits  the  following  information:

1.   The name of the corporation is Policy Management Systems Corporation


2.   The corporation is (complete either a or b, whichever is applicable):

     a.     a  domestic  corporation incorporated in South Carolina on  July 18,
                                                                       ---------
1880;  or
 ---

     b.     a  foreign  corporation  incorporated  in __ N/A____________  on
                                                          (State)
_________________,
    (Date)
          and  authorized  to  do  business  in  South  Carolina  on __________.
                                                                       (Date)
3. The street address of the current registered office in South Carolina One PMS Center
-----------------------
(Street  &  Number)
in  the  city  of     Blythewood        ,  South  Carolina,     29016     .
                      -----------------                    ---------------
                                                              (Zip  Code)

4. If the current registered office is to be changed, the street address to which its registered office is to be
     changed is          N/A        , in the city of           , South Carolina,
                --------------------                 ----------
                   (Street  &  Number)
         .
---------
(Zip  Code)

5.     The  name  of  the  present  registered  agent  is Robert  L. Gresham .
                                                          --------------------

6.     If  the  current  registered  agent  is  to  be  changed, the name of the
successor  registered  agent  is                 .
                                -----------------

     Stephen  G.  Morrison.
     ------------------------------
*  I  hereby  consent to the appointment as registered agent of the corporation.


     Stephen  G.  Morrison.
     ---------------------
*  I  hereby  consent to the appointment as registered agent of the corporation.

               /S/     Stephen  G.  Morrison      11/10/91
               --------------------------------------------
               (Signature  of  New  Registered  Agent)

* Pursuant to 33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

                                   94-023078BC

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See 33-1-230(b)): N/A.
                                                                         ------
9.     Dated  this       day  of      November     ,  1994.
                   -----            ------------

                                   Policy  Management  Systems  Corporation
                                   ---------------------------------------------
                                             (Name  of  Corporation)

                                   By:  /S/  Stephen  G.  Morrison  11/10/94
                                        ----------------------------------------
                                        Stephen  G.  Morrison,  Executive  Vice
                                        ----------------------------------------
                                        President, General Counsel and Secretary
                                        ----------------------------------------


                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy must be filed.

2. Filing fee (payable to the Secretary of State at the time of filing this document) - $10.00

3. Pursuant to 33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent's signature: "The corporation has been notified of this change."



RETURN  FORM(S)  TO:

     Office  of  the  Secretary  of  State
     Corporations  Division
     P  O  Box  11350
     Columbia,  S.C.

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE
                              ARTICLES OF AMENDMENT


This  Space  For  Use  By
The  Secretary  of  State

/s/     Jim  Miles
--------------------------
Secretary  of  State
Filed  September 27, 2000


     Pursuant Section 3-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.     The  name  of  the  corporation  is Policy Management Systems Corporation
                                           -------------------------------------

     2.     On  September  27,  2000     , the corporation adopted the following
               ---------------------
Amendments(s)  of its Articles of Incorporation:    (Type or attach the complete
text  of  Each  Amendment)

     Article 1 of the Articles of Incorporation is hereby amended to read as follows:

          The  name  of  the  corporation  is  Mynd  Corporation.

     3.     The  manner,  if  not  set  forth  in  the  amendment,  in which any
exchange, reclassification, or        cancellation of issued shares provided for
in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" or "NA").

               N/A

4.     Complete  either  a  or  b,  whichever  is  applicable.
     a.    x   Amendment(s)  adopted  by  shareholder  action.
         ---
               At  the  date  of  adoption  of  the  amendment,  the  number  of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

Voting    Number of     Number of Votes      Number of Votes  Number of Undisputed*
Group     Outstanding   Entitled to be Cast  Represented at   Shares Voted
          Shares                             the meeting      For           Against
--------  ------------  -------------------  ---------------  ---------------------
Common     35,585,504            35,585,504       25,373,955   25,237,869   136,086
Stock

*NOTE:     Pursuant  to  Section  33-10-106(6)(i),  the  corporation  can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of cast for the amendment by each voting group was sufficient for approval by that voting group.

          b.___ The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to 33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina Code as amended, and shareholder action was not required.

     5. Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State (See 33-1-230(b)):
                    .


DATE: September 27, 2000          Policy  Management  Systems Corporation
      ------------------          -----------------------------------------

                                             (Name  of  Corporation)

                                   By:     /S/
                                           --------------------------------

                                   G. Larry Wilson, Chairman of the Board,
                                   Chief Executive Officer and President
                                   ----------------------------------------
                                        (Type or Print Name and Office)




                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate or a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3. Filing fees and taxes payable to the Secretary of State at time of filing application.

     Filing  Fee         $  10.00
     Filing  Tax         $ 100.00
     TOTAL               $ 110.00

                               Notary Certificate
                               ------------------


I, the undersigned,          Sherryl D. Bryant     , Notary Public, with offices
                        ----------------------
at   Blythewood, South Carolina, U.S.A., do hereby certify that on this  27thday
   ------------------------------------                                 -----
of   September  ,2000,  G. Larry Wilson, personally known to me, appeared before
   --------------
me  in  person  and  did  execute  the  above  document.


Date/Place        September 27, 2000   Blythewood, S.C.


               (Seal)

                                         /S/  Sherryl  D.  Bryant
                                        ---------------------------------------
                                        Notary Public for South Carolina

                                        My  commission expires: October 7, 2007
                                                                ---------------